Exhibit 10.3

AGREEMENT FOR PURCHASE AND SALE
LOFTS AT THE HIGHLANDS APARTMENTS
THIS AGREEMENT FOR PURCHASE AND SALE (this "Agreement") is made and entered into as of September 5, 2017, (the "Effective Date") by and between KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company ("Seller"), and RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company ("Buyer"), with reference to the following:
A.    Buyer desires to purchase from Seller, and Seller is prepared to sell to Buyer, the Property (as defined in paragraph B. below) upon the terms and conditions set forth in this Agreement.
B.    Subject to the terms and conditions of this Agreement, Seller shall sell, convey and assign to Buyer with no representation or warranty of any kind or nature whatsoever except as otherwise specifically provided herein and/or in the Seller Closing Documents (as defined in Section 2.4.3), and Buyer shall purchase, all of Seller’s rights, title, interest and obligations in, to and under the following described property (all of which is collectively referred to as the "Property"):
1.    That certain real property located in the City of St. Louis, County of St. Louis, Missouri commonly referred to as Lofts at the Highlands Apartments, as more particularly described on Exhibit "A" attached hereto (the "Real Property"), together with all mineral and water rights, covenants, plants, shrubs and trees located thereon, and together with all rights, ways and easements appurtenant thereto (herein collectively referred to as the “Appurtenances”);
2.    The personal property owned by Seller which is located on and used in connection with Seller's business operations on the Real Property as of the Closing Date (as defined in Section 2.4.1 hereof), which personal property in existence as of the Effective Date is listed on Exhibit "B" attached hereto and which personal property list shall be subject to modification for normal wear and tear and ordinary usage in the ordinary course of Seller’s business operations on the Property prior to the Closing (as defined in Section 2.4.1 hereof) (collectively, the "Personal Property"), all improvements and fixtures presently located on the Real Property, including, without limitation, 200 apartment units, plus amenities, all other buildings and structures presently located on the Real Property, all apparatus, equipment, goods, inventory, machinery, fittings, furniture, furnishings and appliances used in connection with the Seller's operation or occupancy thereof, such as heating and air conditioning and mechanical systems and facilities used to provide any utility or fire safety services, parking services, refrigeration, ventilation, trash disposal, recreation or other services thereto but expressly excluding fixtures, equipment, appliances and personal property owned by tenants or anyone other than Seller (collectively, the "Improvements");
3. All Assumed Service Contracts (as defined in Subsection 2.5.2 hereof), and to the extent such are assignable at no additional cost or expense to Seller, all utility contracts, permits and approvals (governmental or otherwise), certificates of occupancy, warranties or guaranties, intangible personal property owned and used by Seller in connection with the Property, including all freely assignable telephone numbers, rights to use marketing artwork (including photographs) associated with the Property and trade names (other than the names KBS Legacy Partners Lofts LLC, Legacy Partners Residential, Inc., Legacy Partners Residential LLC, Legacy Partners, Inc., Legacy Partners, Legacy or derivatives thereof, KBS Legacy Partners Properties LLC, KBS Legacy Partners Limited Partnership, and KBS Legacy Partners Apartment REIT) used in connection with or primarily related to the Real Property, the Appurtenances or the Improvements (collectively, the "Intangible Property");
4.    All leases for tenants of the Real Property and other leases or agreements (excluding any Assumed Service Contracts) with any persons or entities using or occupying the Real Property or the Improvements or any part thereof, including any amendments, exhibits, addenda and riders thereto, which lease agreements reflect a possessory interest in any portion of the Real Property or the Improvements on or after the Closing Date (collectively, the "Leases"), and the balance as of the Closing Date of any refundable security deposits under the Leases; and
5.    All reserves and escrowed funds held by Lender (as defined in Section 2.3 hereof) pursuant to the Loan (as defined in Section 2.3 hereof) which a) are not refunded to Seller, b) are applied to the account of Buyer, and c) for which Seller receives credit as of the Closing pursuant to Section 2.9.11 hereof.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

ARTICLE 1
DEPOSIT
1.1    Buyer’s Earnest Money Deposit. On or prior to the date which is three (3) business days after the Effective Date, Buyer shall deliver the sum of TWO HUNDRED TWENTY-TWO THOUSAND DOLLARS AND NO CENTS ($222,000.00) in immediately available funds (the "Initial Earnest Money Deposit") to Fidelity National Title Insurance Company, with an address of 600 University Street, Suite 2424, Seattle, WA  98101, Attn: Kim Belcher ("Escrow Agent" or "Title Insurer"). On or prior to the Approval Date (as defined in Section 2.5.3 hereof), Buyer shall have the right to terminate this Agreement in accordance with Section 2.5.3, in which case the Initial Earnest Money Deposit (except for the Independent Consideration) shall be returned to Buyer and the parties shall have no further obligations hereunder except as otherwise provided herein. In the event that Buyer does not terminate this Agreement pursuant to the terms of Section 2.5.3, on or prior to the Approval Date Buyer shall deliver the additional sum of FOUR HUNDRED FORTY-FOUR THOUSAND DOLLARS AND NO CENTS ($444,000.00) in immediately available funds (the "Additional Earnest Money Deposit") to Escrow Agent and the transaction contemplated by this Agreement shall proceed in accordance with the terms hereof.

In the event the closing of the transaction described in the Waterstone Purchase Agreement (as defined in Section 8.3 hereof) occurs prior to the Closing Date hereunder, if such has not previously been delivered, Buyer shall cause the Third Earnest Money Deposit (as defined in this Section 1.1 below) to be delivered to Escrow Agent not later than the date of closing under the Waterstone Purchase Agreement.
In the event i) Buyer has not previously delivered the Third Earnest Money Deposit, and ii) Buyer elects to exercise its Post-Lender Approval Closing Extension (as defined in Section 2.4.1 hereof), Buyer shall deliver the Third Earnest Money Deposit to Escrow Agent in accordance with the provisions of Section 2.4.1 hereof.

The “Third Earnest Money Deposit” means immediately available funds in an amount sufficient to cause the total Earnest Money Deposit to equal ONE MILLION TWO HUNDRED THOUSAND DOLLARS ($1,200,000). Upon delivery, the Third Earnest Money Deposit shall become part of the Earnest Money Deposit and be non-refundable to Buyer except as expressly provided herein.
The Initial Earnest Money Deposit, the Additional Earnest Money Deposit and the Third Earnest Money Deposit (if delivered), together with all interest accrued thereon, less the Independent Consideration (as defined in Section 1.3 hereof), shall be referenced herein as the "Earnest Money Deposit". The Earnest Money Deposit shall be held in accordance with the terms of this Agreement and shall be applied as a credit to the Purchase Price (as defined in Section 2.2 hereof) due to Seller at the Closing.

In the event Buyer fails to timely deposit any portion of the Earnest Money Deposit as required above, Seller may, as its sole remedy, terminate this Agreement upon written notice to Buyer at any time prior to payment in full of the respective portion of the Earnest Money Deposit. Escrow Agent shall deposit the Earnest Money Deposit in an interest-bearing account at a bank or other FDIC insured financial institution reasonably acceptable to Buyer and Seller and all interest earned and/or accrued thereon shall be deemed part of the Earnest Money Deposit for all purposes. Provided Buyer has not terminated this Agreement pursuant to the terms of Section 2.5.3, after the Approval Date, the Earnest Money Deposit shall be non-refundable to Buyer except in the event that (i) Seller defaults under this Agreement, (ii) one or more of the conditions to Buyer’s obligations to close the purchase of the Property set forth in Article 4 of this Agreement is not satisfied or waived as provided therein, or (iii) as otherwise expressly provided herein. Upon execution of this Agreement, Buyer shall provide Escrow Agent with Buyer’s Federal tax identification number for reporting of any earnings on the Earnest Money Deposit.
1.2 Escrow Agent. Escrow Agent, by acceptance of any funds and/or documents deposited and/or delivered by Buyer or Seller hereunder, agrees to hold such funds and/or documents and disburse or deliver same only in accordance with the terms and conditions of this Agreement. If Escrow Agent is in doubt as to its duties or liabilities hereunder, it may continue to hold such funds and/or documents until the parties mutually agree to the disbursement or delivery thereof, or until an order or judgment of a court of competent jurisdiction shall determine the rights of the parties hereto. The Escrow Agent is a depository only and shall not be liable for any loss, damage or cost, including but not limited to attorneys’ fees and costs, which may be suffered by Seller and/or Buyer in connection with Escrow Agent’s action or inaction, except in the event that such loss, damage or cost was caused by Escrow Agent’s gross negligence or willful failure to perform its duties hereunder. In no circumstances shall the Escrow Agent be responsible or liable for the failure of any financial institution into which any funds deposited with Escrow Agent have been deposited, provided that any such fund deposit was not made in violation of the applicable provisions of this Agreement.
1.3 Independent Consideration. A portion of the Initial Earnest Money Deposit in the amount of $100.00 (the "Independent Consideration"), constitutes the amount the parties have bargained for and agreed to as consideration for Seller's execution and delivery of this Agreement. The Independent Consideration is independent of any other consideration or payment provided in this Agreement, shall be immediately released to Seller by the Escrow Agent upon receipt, is nonrefundable to Buyer, and shall be retained by Seller notwithstanding any other provision of this Agreement.
ARTICLE 2
PURCHASE PRICE, PAYMENT, CLOSING, INSPECTION, SURVEY AND TITLE
2.1    Purchase and Sale. Seller agrees to assign and convey the Property to Buyer, and Buyer agrees to assume and purchase the Property from Seller, subject to and in accordance with all of the terms, covenants and conditions hereinafter set forth.
2.2    Purchase Price. The total purchase price for the Property shall be FORTY-FOUR MILLION FOUR HUNDRED THOUSAND DOLLARS AND NO CENTS ($44,400,000.00) (the "Purchase Price"), payable as set forth in Section 2.3 hereof.
2.3    Payment of Purchase Price. The balance of the Purchase Price, reduced by the outstanding principal amount of the Loan (defined below) assumed by Buyer, shall be deposited in cash into escrow with Escrow Agent by 3:00 p.m. (Eastern Time) on the Closing Date (as defined in Section 2.4.1 hereof) to be disbursed to Seller on the Closing Date subject to adjustment for any prorations and cost allocations and credits set forth in this Agreement. The Property (HUD Project No. 085-35545) is encumbered by that certain mortgage loan (the “Loan”) made to Highlands Lofts, LLC, a Missouri limited liability company (“Prior Owner”) by Gershman Investment Corp., an Arkansas corporation (or any subsequent holder of the Note (as defined below), the “Lender”), which Loan is evidenced and/or secured by that certain Deed of Trust Note dated as of July 1, 2012, in the original principal amount of $32,539,400.00 (the “Note”) endorsed for insurance under the provisions of Section 221(d)(4) of the National Housing Act and the Regulations thereunder by the Secretary of Housing and Urban Development (“HUD”) and that certain Multifamily Deed of Trust, Security Agreement, Assignment of Rents, and Fixture Filing (Missouri) of July 1, 2012 and recorded on July 27, 2012 with the Recorder of Deeds of the City of St. Louis, Missouri in Book 07272012 at Page 0081 (the “Mortgage”). Seller assumed the Prior Owner’s obligations under the Note, the Mortgage and other Loan Documents pursuant to the terms of a Modification/Release and Assumption Agreement dated as of February 25, 2014 by and among Prior Owner, Seller, Lender and HUD.
2.4    Closing.
2.4.1    The closing of the sale of the Property in accordance with the terms of this Agreement (the "Closing") shall occur on the date (the “Closing Date”) that is the later of i) and ii) below:
i) the earlier of
a) the date that is thirty (30) days after Buyer has received the Lender’s Approval (as defined in Section 2.12 below)(the “Lender Approval Closing Deadline”), provided that, in the event Buyer has received the Lender Approval, Buyer may elect to extend the Lender Approval Closing Deadline for thirty (30) days (the “Post-Lender Approval Closing Extension”) by delivering not less than five (5) business days prior to the then-set Lender Approval Closing Deadline written notice to Seller and, if the Third Earnest Money Deposit has not previously been delivered as set forth in Section 1.1 hereof, the Third Earnest Money Deposit to Escrow Agent, and
b) the date that is ninety (90) days after the Approval Date (the “Closing Deadline”), provided that, in the event Buyer has either received a Rejection Notice (as defined in Section 2.12 below) or Buyer has delivered a Withdrawal Notice (as defined in Section 2.12 below), Buyer may elect by delivering written notice to Seller not less than five (5) business days prior to the then-set Closing Deadline, to extend the Closing Deadline for sixty (60) days;
and
ii) the date which is thirty (30) days after Seller has notified Buyer that it has obtained the Shareholder Consent (as defined in Section 2.11 below).
The Closing shall take place at the office of the Escrow Agent, or such other place as shall be mutually agreed upon by the parties hereto.
2.4.2    Seller shall deliver the following documents (collectively, "Seller Closing Documents") on or prior to the Closing Date (or when indicated otherwise below) to Escrow Agent to be held in escrow and delivered to Buyer upon the completion of the Closing, except for items (g), (h) and (j) which may, at Seller's option, remain at the leasing office of the Property to be released to Buyer upon the completion of the Closing and except for item (e) which shall be delivered by Seller directly to the tenants outside of escrow:
(a) One (1) Special Warranty Deed (the "Deed"), duly executed by Seller and acknowledged (in substantially the same form as that set forth in Exhibit "C" attached hereto), together with if requested by Buyer, a quitclaim deed conveying all of Seller’s right, title and interest in and to the Property in accordance with the legal description prepared from the Buyer purchased updated survey;
(b) One (1) Bill of Sale and Assignment (the "Bill of Sale"), duly executed by Seller, which conveys to Buyer all of Seller's right, title and interest in and to all of the Personal Property, and to the extent such is assignable by Seller at no additional cost or expense to Seller, the Intangible Property. The Bill of Sale shall be in substantially the same form as that set forth on Exhibit "D" attached hereto;

(c) Three (3) of the Assignment and Assumption of Leases (the "Assignment of Leases") duly executed by Seller, which assigns to Buyer all of Seller's right, title and interest in and to all Leases and all obligations related to any refundable security deposits under the Leases, in form substantially the same as set forth on Exhibit "E" attached hereto;

(d) Three (3) of the Assignment and Assumption of Contracts (the "Assignment of Contracts") duly executed by Seller, which assigns to Buyer all Assumed Service Contracts, in form substantially the same as set forth on Exhibit "F" attached hereto;

(e) One (1) Notice to the residential tenants of the Property informing them of the transfer of ownership of the Property and of Buyer's future liability for their security deposits in the form substantially the same as that set forth on Exhibit "G" attached hereto (the "Notice to Tenants");

(f) An affidavit, in the form of Exhibit "H", duly executed by Seller, (i) identifying Seller's United States taxpayer identification number for federal income tax purposes; and (ii) confirming that Seller is not a "foreign person" or a "disregarded entity" within the meaning of Section 1445, et seq., of the Internal Revenue Code of 1986, as amended (the "FIRPTA Affidavit");

(g) Each of the Leases and the Assumed Service Contracts, in original form if available or otherwise a copy thereof;

(h) One (1) copy of the contents of each tenant file for current tenants of the Property;

(i) One (1) updated Rent Roll prepared within two (2) business days prior to the anticipated Closing Date (the "Updated Rent Roll"). The Updated Rent Roll may be delivered to the Escrow Agent and Buyer via facsimile or other electronic means;
(j) All keys for the Property to the extent they are in the possession or control of Seller;

(k) One (1) duly executed counterpart of a closing statement prepared by the Escrow Agent and approved by the parties on or prior to the Closing Date (the "Closing

Statement");

(l)    If the Loan will be assumed at Closing, all documents, duly executed by Seller which are in form reasonably acceptable to Seller and which are necessary to be executed and delivered by Seller in order to effectuate the Loan Assumption (as defined in Section 2.12 hereof) at Closing; and

(m) All such other documents duly executed by Seller as may be reasonably necessary to consummate the transaction contemplated herein, each in form reasonably acceptable to Seller (provided such documents do not increase in any material respect the costs to, or liability or obligations of, Seller in a manner not otherwise provided for herein).

2.4.3    Buyer shall deliver the following on or prior to the Closing Date (or when indicated otherwise below) to Escrow Agent to be held in escrow and disbursed or delivered to Seller at Closing or as otherwise set forth below:
(a)    The Purchase Price which will be delivered to Escrow Agent not later than the Closing Date and disbursed to Seller on the Closing Date as set forth in Section 2.3 above;
(b)    Three (3) of the Assignment of Leases, duly executed by Buyer;
(c)    Three (3) of the Assignment of Contracts, duly executed by Buyer;
(d)     One (1) duly executed counterpart of the Closing Statement on or prior to the Closing Date;
(e)     If the Loan will be assumed at Closing, all documents, duly executed by Buyer, which are in form reasonably acceptable to Buyer and which are necessary to be executed and delivered by Buyer in order to effectuate the Loan Assumption at Closing; and
(f)    All such other documents duly executed by Buyer as may be reasonably necessary or desirable to consummate the transaction contemplated herein, each in form reasonably acceptable to Buyer (provided such documents do not increase in any material respect the costs to, or liability or obligations of, Buyer in a manner not otherwise provided herein).
2.5    Inspection and Due Diligence.
2.5.1    If Seller has not previously delivered or made available to Buyer the following, then not later than the date which is three (3) days after the Effective Date, Seller will deliver or make available to Buyer the following documents and records regarding the Property to the extent such are in Seller’s possession or control and which are not privileged as reasonably determined by Seller (collectively, the "Property Materials"). The Property Materials are being delivered or made available to Buyer to facilitate Buyer’s Physical Inspections and Other

Investigations (as such terms are defined in Section 2.5.3 hereof), of the Property, and except as otherwise specifically provided in this Agreement, Seller makes no representations or warranties of any kind or nature whatsoever regarding the accuracy, completeness or thoroughness of such Property Materials:
(a)    The current Rent Roll of the Property, identifying the leased premises for each Lease, the term of each such Lease, recurring concessions, and the amount of any security deposit held by Seller pursuant to each such Lease;
(b)    A copy of the current Accounts Receivable Report for the Property indicating prepaid rent and delinquencies;
(c)    Copies of the Leases and contents of the tenant files for each current tenant;
(d)    Copies of the Property’s operating statements for the year 2013, 2014, 2015 and 2016 through the end of the month prior to the Effective Date, including, without limitation, the general ledger for the 12 full calendar months preceding the Effective Date (redacted to remove Seller's confidential information);
(e)    Copies of Loss Run Reports under Seller’s insurance for the two (2) years prior to the Effective Date;
(f)    Copies of bills for the two (2) year period prior to the Effective Date for water, electricity, natural gas, and any other utility charges;
(g)    A copy of the most recent ALTA survey of the Real Property and Improvements in Seller’s possession;
(h)    A copy of all maintenance work orders for the two (2) year period prior to the Effective Date;
(i)    A copy of the Owner’s Policy of Title Insurance for the Real Property;
(j)    Copies of the real property tax bills for the current and past four (4) tax years;
(k)    Copies of all environmental, asbestos and lead paint reports regarding the Real Property (including, without limitation, a copy of the most recent Phase I report);
(l)    Copies of or a schedule describing all permits, licenses, and certificates of occupancy with respect to the Property or any part thereof;
(m)    Service and operating leases and contracts regarding operation of the Property, together with any amendments or letter agreements relating thereto (collectively, the "Service Contracts"), which Service Contracts are identified on Exhibit "I" attached hereto; and

(n)    Copies of the Loan Documents.
2.5.2    Subject to the terms hereof, Buyer shall notify Seller in writing on or prior to the Approval Date of the Service Contracts which it elects to assume in connection with its purchase of the Property (the "Assumed Service Contracts"); provided, however, that Buyer shall be deemed to have elected to assume i) any Service Contract which has a termination date after the Closing Date and which cannot be terminated by Seller on thirty (30) days prior notice without the payment of a penalty or fee and ii) any Service Contracts for which Buyer failed to deliver notice of its election not to assume on or prior to the Approval Date.
2.5.3    Buyer shall from the Effective Date until 5:00 pm Pacific Time on the date which is forty-five (45) days after the Effective Date (the "Approval Date") to inspect the Property and to make any other investigations set forth herein below. Subject to the rights of tenants in possession, prior to the Approval Date, Buyer and its agents, managers, members, employees and contractors shall be afforded reasonable access to the Property during normal business hours, following at least twenty-four (24) hours prior notice to Seller for inspections not including apartment units and following at least two (2) business days advance prior notice for in-unit inspections, for the purpose of making such inspections and investigations which Buyer elects with respect to the physical condition of the Property, including, without limitation, soils and compaction studies, engineering and geotechnical studies, Americans with Disabilities Act ("ADA") compliance studies, OSHA compliance studies, inspections to confirm compliance with any state or local laws or ordinances related to public health and safety issues (including any applicable water conservation, seismic or smoke detector and sprinkler requirements), seismic tests, environmental studies (including, without limitation, surface and subsurface tests, borings, samplings and measurements) and a survey of the Property (collectively, the "Physical Inspections"). Notwithstanding the foregoing, any destructive or invasive testing or investigation related to the Physical Inspections shall require the prior written consent of Seller, which consent may be withheld in Seller's sole and absolute discretion. In any event, Buyer shall be solely responsible for any corrective or repair work necessitated by Buyer’s Physical Inspections and any such corrective or repair work shall be promptly undertaken by or on behalf of Buyer. Seller will have the right to have a representative of Seller accompany Buyer and Buyer’s representatives, agents, managers, members or assignees while they are on the Property. Prior to any entry upon the Property, Buyer or Buyer’s third party consultants shall be required to provide to Seller current certificates of insurance evidencing that Buyer or the applicable third parties have in place commercial general liability insurance, including public liability and property damage insurance, in the amount of at least Two Million Dollars ($2,000,000), combined single limit for personal injuries or death of persons or property damage occurring in or about the Property. Such insurance shall: (i) name the Seller as an additional insured; (ii) specifically cover the liability assumed by Buyer under this Agreement; (iii) be issued by an insurance company reasonably approved by Seller; (iv) be primary and noncontributory with any insurance which may be carried by Seller; and (v) provide that said insurance shall not be cancelled or coverage changed unless fifteen (15) days' prior written notice shall have been given to Seller. Buyer shall deliver said certificates of insurance to Seller on or before entering the Property. In the event Buyer shall fail to procure and provide satisfactory evidence of such insurance, Seller may prohibit Buyer and its agents, managers, members, employees and contractors from entering the Property. In addition to the Physical Inspections, Buyer may conduct any feasibility studies and other investigations of the

Property which it desires or which would be deemed reasonable and prudent in connection with the acquisition of the Property (the "Other Investigations"), which Other Investigations may include, without limitation, the Property’s compliance with all applicable laws, codes, ordinances and regulations which relate to the use, operation and occupancy of the Property, any permit, zoning, land use and related matters, any proposed impositions, assessments or governmental regulations which may affect or do affect the Property, and any financial and economic assessments related to the Property (including operational matters) and the market area. Notwithstanding the foregoing, Buyer shall not contact any governmental authority having jurisdiction over the Property without Seller’s express written consent (which shall not be unreasonably withheld, conditioned or delayed) other than ordinary contacts normally associated with routine due diligence examinations that do not involve any discussions with governmental officials (except to the extent necessary to request records). Buyer shall not unreasonably and materially interfere with any tenant’s right to use or possession of the Property pursuant to a Lease while conducting such Physical Inspections and Other Investigations of the Property and Buyer shall utilize its commercially reasonable efforts to schedule all of its inspections of the interior of each apartment, retail or office unit at the same time. Seller shall reasonably cooperate with Buyer at no cost or liability to Seller in connection with such Physical Inspections and Other Investigations of the Property.
Buyer shall notify Seller in writing, at its sole discretion, of its approval or disapproval of its Physical Inspections and Other Investigations of the Property on or prior to the Approval Date (the "Inspection Notice").
If Buyer’s Inspection Notice is timely delivered and unconditionally indicates Buyer’s approval of its Physical Inspections and Other Investigations of the Property, then the transaction contemplated by this Agreement shall proceed in accordance with the terms hereof. If Buyer fails to timely deliver the Inspection Notice, or if Buyer’s Inspection Notice does not unconditionally indicate Buyer’s approval of its Physical Inspections and Other Investigations of the Property, this Agreement shall immediately terminate, the Initial Earnest Money Deposit less the Independent Consideration shall be returned to Buyer, and the rights and obligations of the parties hereunder, other than as otherwise expressly set forth in this Agreement shall terminate.
2.5.4    Buyer agrees to indemnify, defend and hold Seller harmless from and against any and all damages, injury to property or people, claims, demands, losses, liabilities, liens, judgments, costs and expenses including, without limitation, reasonable attorneys fees and disbursements, arising out of the Physical Inspections or Other Investigations or out of the conduct of Buyer, its employees, agents, managers, members, contractors and consultants in conducting its Physical Inspections and Other Investigations of the Property. Notwithstanding anything to the contrary, however, Buyer shall not be liable for the mere discovery of an existing condition to the extent such condition was not exacerbated by Buyer. Such indemnification shall survive the Closing or termination of this Agreement for a period of two (2) years.
2.6    Title and Survey Inspection. Seller shall cause to be delivered to Buyer, with a copy to Seller, a preliminary title report or commitment for title insurance for the Property, together with copies of all documents affecting title referenced therein (the "Title Report"), which Title Report shall be issued by Title Insurer. Buyer may cause to be prepared at Buyer's expense, with a copy to be delivered to Seller, a new or updated ALTA survey of the Property (the "Survey").
2.6.1 On or prior to the date which is ten (10) days prior to the Approval Date (the "Title Review Deadline"), Buyer shall notify Seller in writing of Buyer's approval or disapproval of the state of title to the Property as reflected in the Title Report and the Survey (collectively, the "State of Title"). Any disapproval of any portion of the State of Title shall identify the objectionable matters set forth in the Title Report and/or the Survey. Failure to timely provide a notice of approval or disapproval of the State of Title as provided above shall be deemed approval thereof and a waiver by Buyer of any objection thereto (other than the Mandatory Cure Items, defined in Section 2.6.3). The term "Permitted Exceptions" shall be defined herein as all matters which have been approved or deemed approved by Buyer in accordance with this Section 2.6.1 and Section 2.6.2 hereof, and those Objectionable Title Matters (as defined in Section 2.6.3) waived or deemed waived by Buyer pursuant to Section 2.6.3 hereof. The general exceptions contained in the Title Report, the liens and encumbrances related to the Loan, the lien of any current real property taxes and assessments not yet due and payable and the rights of parties in possession pursuant to the Leases shall be deemed approved by Buyer and shall therefore constitute Permitted Exceptions. In addition, if Buyer does not obtain the Survey prior to the Title Review Deadline, then Buyer shall be deemed to have approved any exceptions, encroachments, encumbrances or other matters that are disclosed by Seller’s existing survey delivered to Buyer pursuant to Section 2.5.1(f) hereof as of the Title Review Deadline and such matters shall therefore constitute Permitted Exceptions.

2.6.2 In the event any additional title exceptions (each an "Additional Exception") are reported or discovered by the Title Insurer or Buyer after the date of the Title Report, Buyer shall give Seller written notice of Buyer's objection, if any, to such Additional Exception on or prior to the later of the Title Review Deadline or five (5) business days after receipt of written notice of any such Additional Exception, but in no event later than the then scheduled Closing Date. Buyer shall only be entitled to object to those Additional Exceptions that (a) materially and adversely affect the value of the Property, or title thereto, or Buyer's intended use of the Property, (b) were not caused, created or consented to in writing by Buyer, (c) were not previously reflected in the Title Report, and (d) were not reflected on the Survey (or, if Buyer did not obtain the Survey prior to the Title Review Deadline, not disclosed by Seller’s existing survey delivered to Buyer pursuant to Section 2.5.1(f) hereof). The failure of Buyer to give timely notice of objection to any Additional Exception, which Buyer is entitled to object to within the aforesaid time period shall be deemed approval by Buyer of such Additional Exception and a waiver by Buyer of any objection thereto. Any Additional Exceptions, which Buyer is not entitled to object to, shall be deemed approved by Buyer.

2.6.3 In the event that Buyer delivers to Seller an appropriate written notice of objection pursuant to and in accordance with Section 2.6.1 and/or Section 2.6.2 above (each such expressly disapproved matter identified in any such notice being referenced herein as an "Objectionable Title Matter"), Seller, in its sole discretion, within three (3) days after receipt of Buyer's notice of an Objectionable Title Matter (the "Cure Notice Period"), may advise Buyer in writing whether Seller will attempt to cure such Objectionable Title Matter. In the event that Seller elects to attempt to cure such Objectionable Title Matter, Seller shall have until the then scheduled Closing Date to effectuate such cure; provided, however, if Seller elects to attempt to cure an Additional Exception, the Closing Date shall be automatically extended until Seller completes the cure but in no event shall such extension exceed thirty (30) days after the then scheduled Closing Date. If Seller determines in its sole discretion that it will be unable or unwilling to cure any Objectionable Title Matters which it elected to attempt to cure as provided above, Seller shall deliver written notice thereof to Buyer as soon as such determination is made but in no event later than the then scheduled Closing Date (each a "Notice of Inability to Cure"). Notwithstanding anything to the contrary, Seller shall cure or remove all of the following as of the Closing to the extent such are in effect prior to Closing, by bonding or otherwise (including, without limitation, procuring title insurance over, at Seller's expense) (collectively, the "Mandatory Cure Items"): (i) tax liens for delinquent ad valorem real estate taxes; (ii) mechanics' liens for services or materials supplied to Seller; (iii) any delinquent utility account for service to the Property (as opposed to tenant utility accounts); and (iv) any code enforcement lien.
In the event that Seller (a) advises Buyer in writing prior to the expiration of an applicable Cure Notice Period of its election not to cure an Objectionable Title Matter, (b) delivers a Notice of Inability to Cure to Buyer, (c) fails to advise Buyer in writing prior to the expiration of an applicable Cure Notice Period that Seller will attempt to cure an Objectionable Title Matter, or (d) advises Buyer that Seller will attempt to cure an Objectionable Title Matter but fails to do so on or prior to Closing (as such date may be extended in accordance with this Agreement), Buyer shall have the right, in Buyer's sole and absolute discretion, to provide written notice to Seller (the applicable notice deadline below being referred to as the "Waiver Notice Period"), within three (3) days after Buyer's receipt of Seller's written notice for (a) or (b) above, or within three (3) days after the expiration of the applicable Cure Notice Period for (c) above, or on the Closing Date for (d) above, that Buyer elects to either (i) waive the uncured Objectionable Title Matters (other than the Mandatory Cure Items) without any adjustment to the Purchase Price (in each instance, a "Title Waiver Notice") and proceed with the Closing on the later to occur of the then scheduled Closing Date or seven (7) business days after the expiration of Buyer's Waiver Notice Period, or (ii) terminate this Agreement in which event the Earnest Money Deposit less the Independent Consideration will be returned to Buyer and the rights and obligations of the parties hereunder shall terminate, except as otherwise expressly set forth in this Agreement. In the event that Buyer fails to deliver a termination notice or a Title Waiver Notice during an applicable Waiver Notice Period, Buyer shall be deemed to have delivered a Title Waiver Notice.

2.7    Damage, Destruction or Condemnation. If, before legal title or possession of the Property has been transferred to Buyer, any portion of the Property, which portion will cost more than $500,000 to restore is damaged or destroyed without fault of Buyer, then Buyer shall have the option to either (i) terminate this Agreement, in which event the rights and obligations of the parties hereunder shall terminate except as otherwise expressly set forth in this Agreement, and Buyer shall be entitled to a return of the Earnest Money Deposit less the Independent Consideration, or (ii) proceed with the purchase of the Property without any adjustment to the Purchase Price, in which latter case Seller shall assign to Buyer any amounts due from or pay to Buyer any amounts received from Seller's casualty insurance company as a result of the damage or destruction, excepting therefrom any amounts payable for lost rental or other income and shall credit the Purchase Price by the amount of Seller’s deductible with respect to such casualty insurance. In the event such damage will cost equal to or less than $500,000 to restore, then the transaction shall proceed in accordance with (ii) above.

If, before legal title or possession of the Property has been transferred to Buyer, any portion of the Property with a value in excess of $500,000 is taken by eminent domain by any governmental entity, then Buyer shall have the option to either (a) terminate this Agreement, in which event the rights and obligations of the parties hereunder shall terminate except as otherwise expressly set forth in this Agreement, and Buyer shall be entitled to a return of the Earnest Money Deposit less the Independent Consideration, or (b) proceed with the purchase of the Property without any adjustment to the Purchase Price, in which latter case Seller shall assign to Buyer any amounts due from or pay to Buyer any amounts received from any governmental entity as a result of the taking. In the event the portion of the Property which is taken has a value of equal to or less than $500,000, then the transaction shall proceed in accordance with (b) above.
2.8    Closing Costs.
2.8.1    Buyer’s Costs. Buyer will pay the following costs and expenses in connection with the transactions contemplated in this Agreement:
(i)    The premium for the Title Policy and any other title insurance, including any endorsements thereto, required by Buyer and/or its lender (including Lender and/or HUD);
(ii)    All costs of any Buyer financing other than the Loan Assumption;
(iii)    In the event Buyer fails to obtain the Lender’s Approval and the Loan Assumption will not occur at Closing, all fees and costs associated with any prepayment penalties or yield maintenance incurred in connection with satisfaction of the Loan at Closing;
(iv)    All recording fees associated with recording the Deed and Loan Assumption;
(v)    One-half of all escrow fees and other customary charges of the Escrow Agent;
(vi)    Buyer’s share of the prorations;
(vii)    Real estate commissions owed to anyone other than Broker (as defined in Section 6.1 hereof) as a result of Buyer’s actions; and
(viii)    Any and all costs, fees and expenses of Buyer’s attorneys, advisors and consultants incurred in connection with the preparation, review and negotiation of this Agreement and the transactions and the Closing contemplated herein (including any and all such costs associated with Buyer’s financing of the Property and the Loan Assumption), and the costs, fees and expenses of Buyer’s Physical Inspections and Other Investigations of the Property and any other due diligence related activities.
2.8.2    Seller’s Costs. Seller will pay the following costs and expenses in connection with the transactions contemplated in this Agreement:
(i) All costs of recording any curative documents related to Mandatory Cure Items or Objectionable Title Matters that Seller agreed to cure, or any other customary documents reasonably required by the title company;

(ii) One-half of escrow fees and other customary charges of the Escrow Agent;

(iii) Seller’s share of the prorations;
(iv)    Real estate commissions owed to Broker;
(v)    The costs and fees paid to Lender in connection with the Loan Assumption and/or assessed by Lender as a result of Buyer's acquisition of the Property and the Loan Assumption, including any transfer fees and review fees; and
(vi) Any and all costs and fees of Seller’s attorneys and/or advisors incurred in connection with the preparation, review and the negotiation of this Agreement and the transactions and the Closing contemplated herein, including the Loan Assumption.
2.9    Prorations. All prorations and adjustments shall be made as of the Closing Date based on the actual number of days in the month of Closing and Seller shall be deemed the owner of the Property on the Closing Date for proration purposes. Except as otherwise provided below, any proration which must be estimated at Closing, and any erroneous prorations or omitted prorations, shall be reprorated and finally adjusted as soon as practicable but in no event later than ninety (90) days after the Closing Date (other than real estate taxes and assessments that were prorated at Closing based on an estimate, which real estate taxes and assessments shall be reprorated and adjusted between the parties within thirty (30) days after receipt of the actual tax bills, or if the real estate taxes in issue are the subject of a proceeding challenging the assessed value of the Real Property, within thirty (30) days after the proceeding is dismissed or a final unappealable order is entered by the court or agency having jurisdiction and the final bill is issued by the taxing authority implementing the terms of such order), with any refunds payable to Seller or Buyer to be made as soon as practicable; otherwise, all prorations shall be final. The provisions of this Section 2.9 shall survive Closing.
2.9.1    Rents due or paid under the Leases shall be prorated to the Closing Date based upon rents actually collected for the month of Closing as reflected on the Updated Rent Roll or any revision thereof. After the Closing, Seller may continue to pursue collection of any delinquent rents applicable to the period on or prior to the Closing Date if the collection activities related thereto were commenced prior to the Closing or the tenant no longer resides at or occupies any portion of the Property, but not otherwise. Rents allocable to the period on or prior to the Closing Date will be the property of Seller and rents allocable to the period after the Closing Date will be the property of Buyer. With respect to any delinquent rent as of Closing, in the first sixty (60) days after the Closing Date, Buyer shall include such rent in its regular billing and pay to Seller any rent actually collected within such 60-day period which is applicable to the period preceding the Closing Date; provided, however, it is understood and agreed that all rent collected by Buyer shall be applied (a) first to any rent then owed by the applicable tenant which accrued after the Closing Date, and (b) then to unpaid rent of such tenant which accrued prior to the Closing Date with offset for the reasonable allocation of any collection costs related thereto. In the event any rent is paid by tenants under the Leases directly to Seller after Closing, Seller shall pay Buyer any such rent which is applicable to the period after the Closing Date. Buyer shall have no obligation to pay Seller any rent collected by Buyer after the date which is sixty (60) days after the Closing Date, and Buyer shall be under no obligation to collect or pursue unpaid rent. The provisions of this Section 2.9.1 shall survive Closing.
2.9.2    Seller’s insurance policies will not be assigned to Buyer. Accordingly, Buyer shall secure its own casualty insurance effective as of the Closing Date, and Seller shall be entitled to any unearned premium of any existing policy held by Seller as of the Closing Date.
2.9.3    Water, electric, telephone and all other utility and fuel charges to the extent not billed directly to tenants of the Property shall be prorated ratably on the basis of the last ascertainable bills (and reprorated in accordance herewith upon receipt of the actual bills and invoices) unless final meter readings and final billing can be obtained as of the Closing Date. Seller shall also be entitled to pursue and retain any applicable refunds of security deposits paid by or on behalf of Seller to any utility companies. Buyer shall be solely responsible for making any deposits and arrangements required for utilities and other services to continue to serve the Property after the Closing.
2.9.4    Any assessments affecting the Property which are not delinquent shall be prorated as of the Closing Date based upon the latest data available (and re-prorated as provided above based on final bills).
2.9.5    Real Property and Personal Property taxes assessed for the year of Closing shall be prorated as of the Closing Date based upon the latest data available (and re-prorated as provided above based on final bills). Seller shall be entitled to any refunds of property taxes applicable to any period prior to the Closing Date.
2.9.6    All costs and expenses of maintaining and operating the Property which have been incurred, whether or not yet billed, prior to the Closing Date shall be paid by Seller and all costs and expenses of maintaining and operating the Property on and after the Closing Date shall be paid by Buyer. All prepaid costs and expenses of operating the Property which have accrued as of the Closing Date, but which are allocable to the operation of the Property after the Closing Date, shall be adjusted as a credit for the Seller as of the Closing Date, unless pursuant to a

Service Contract not being assumed by Buyer at Closing.
2.9.7    Portions of advance rentals, if any, paid by any tenant under any of the Leases which are applicable to periods after the Closing Date shall be transferred to Buyer at the Closing.
2.9.8    An amount equal to the remaining balance as of the Closing Date of all refundable security deposits paid by tenants of the Property (including pet deposits and similar fees) pursuant to the Leases, including any interest owed thereon (if applicable), the responsibility for which will be assumed by Buyer at the Closing, shall be credited to Buyer at the Closing.
2.9.9    Fees and charges under the Assumed Service Contracts shall be prorated at the Closing.
2.9.10    At Closing Buyer shall receive a credit against the Purchase Price in the amount of $750 for each apartment unit which has been vacant as of the Closing Date for more than three (3) business days and which is not in “rent ready” condition in accordance with Seller’s customary practices.
2.9.11    At Closing, Seller shall receive from Buyer an amount equal to the amount of all reserves and escrowed funds held by Lender pursuant to the Loan which have not been refunded to Seller and have been applied to the account of Buyer as of the Closing Date and Seller will execute an assignment to Buyer with respect to such reserves and escrowed funds.
2.9.12     All interest accrued in connection with the Loan shall be prorated as of the Closing Date with Seller responsible for all such interest accruing on or prior to the Closing Date and Buyer responsible for all such interest accruing after the Closing Date.
2.10    Covenants of Seller Prior to Closing. During the period from the Effective Date until the earlier of (a) the Closing, or (b) the termination of this Agreement, Seller shall, in addition to the covenants set forth elsewhere in this Agreement:
(a)    Maintain any existing insurance coverage for the Property;
(b)    Not permit or suffer to exist any new encumbrance, charge or lien (excluding the Permitted Exceptions) against the Property unless such encumbrance, charge or lien is a residential tenant Lease entered into in the ordinary course of Seller's business, or has been approved in writing by Buyer, or unless such encumbrance, charge or lien will be removed by Seller prior to the Closing or is otherwise permitted hereunder;
(c)    Other than residential tenant Leases entered into in the ordinary course of Seller's business, not, without Buyer’s prior written consent (not to be unreasonably withheld, conditioned or delayed), enter into any new contracts affecting the Property, or amend any existing contracts affecting the Property, which cannot be canceled upon thirty (30) days prior notice or terminated at the Closing without penalty;

(d)    Continue to operate and maintain the Property in substantially the same manner in which the Property is currently operated and maintained, including the leasing of vacant apartments and the renewal of existing Leases based on Seller’s current practices and subject to market conditions and maintenance of substantially the same advertising and other marketing programs for the Property;
(e)     Furnish Buyer with copies of all written notices of (i) any violation of any law, statute, ordinance, regulation or order received by Seller from any governmental or public authority relating to the Property, (ii) any pending or threatened (and unresolved) litigation which affects or relates to the Property or any part thereof and would subject Buyer to liability or which would materially and adversely affect the transaction contemplated hereby, (iii) any pending or threatened (and unresolved) condemnation or eminent domain proceeding affecting the Property or any part thereof, and (iv) any default or alleged default by any party under a Lease or Assumed Service Contract;
(f)    Not intentionally (i) take any action, or (ii) omit to take any action which Seller is expressly obligated to take under this Agreement or under any other agreement pertaining to the Property which would have the effect of causing any of the representations or warranties set forth in Section 3.1 hereof to be untrue or materially misleading or incomplete on and as of the Closing Date; and
(g)    In the event prior to the Closing Date Seller receives a written notice from a governmental or public authority citing a material violation at the Property of any law, statute, ordinance, rule, regulation or order pertaining to life/safety matters, Seller shall promptly remedy such violation provided that the cost to remedy all such cited violations does not exceed $5,000 in the aggregate.
2.11    Shareholder Consent. It shall be a condition of Seller’s obligation to close hereunder that Seller shall have received the consent of its shareholders (the “Shareholder Consent”) to consummate the sale transaction described herein and in the Other Purchase Agreements (as defined in Section 8.3 hereof) not later than 5:00 pm on the date which is ninety (90) days after the Approval Date (the “Consent Deadline”), provided that, in the event the United States Securities and Exchange Commission (the “SEC”) notifies Seller that the SEC intends to review Seller’s proposed Proxy Statement related to the Shareholder Consent, Seller may elect to extend the Consent Deadline for up to sixty (60) days by delivering written notice of such extension to Buyer not later than the day which is five (5) days prior to the Approval Date. Notwithstanding anything contained in this Agreement, in the event Seller does not receive the Shareholder Consent and so notifies Buyer in writing prior to the Consent Deadline, the Earnest Money Deposit less the Independent Consideration shall be returned to Buyer, Seller shall reimburse Buyer for its documented out-of-pocket third-party costs and expenses incurred in connection with this Agreement and the Other Purchase Agreements and its variable, direct travel costs and expenses incurred in connection with this Agreement and the Other Purchase Agreements (the “Travel Expenses”), up to a maximum aggregate amount of Two Hundred Fifty Thousand Dollars ($250,000), this Agreement shall terminate and be null and void and neither party shall have any further rights or obligations under this Agreement except those which expressly survive termination. The Travel Expenses reimbursed pursuant to this

Agreement shall not in any event exceed the aggregate amount of Twenty-Five Thousand Dollars ($25,000).
2.12    Loan Assumption. Seller shall deliver to Buyer, within three (3) days after the Effective Date, true and correct copies of all of the documents related to the Loan listed on Exhibit "K" attached hereto (collectively, the "Loan Documents"). In the event this Agreement has not been terminated on or prior to the Approval Date, not later than five (5) business days after the Approval Date, Buyer shall make application, at its sole cost and expense, to the appropriate parties in accordance with the Loan Documents for a) Lender's approval Buyer's assumption of the Loan without material modification of the terms thereof, b) the release of Seller from any liability under the Loan accruing from and after the Closing, and c) HUD’s approval of Buyer's acquisition of the Property, all in accordance with the Loan Documents (collectively, the "Lender's Approval" and the transactions described in a), b) and c) are collectively, the “Loan Assumption”). Buyer shall make all reasonable efforts to timely provide Lender and/or HUD with any information reasonably requested in order to obtain the Lender's Approval. Buyer shall deliver written notice to Seller within one (1) business day after (i) Buyer's receipt of written notice from Lender and/or HUD evidencing the Lender's Approval, (ii) Buyer's receipt of written notice from Lender evidencing Lender's rejection of the Loan Assumption (a "Rejection Notice"), or (iii) Buyer’s notifying Lender in writing that Buyer withdraws Buyer's request for Lender’s Approval (a "Withdrawal Notice"). Buyer shall comply with all reasonable requirements set by Lender and HUD in connection with the Loan Assumption provided that such does not include any material change to the terms of the Loan. Seller shall reasonably cooperate with Buyer and use commercially reasonable and diligent efforts in connection with all applications and submittals in connection with the Loan Assumption and obtaining HUD’s approval. In the event Buyer fails to obtain Lender’s Approval, notwithstanding the terms of this Agreement to the contrary, the Loan Assumption will not occur at Closing and Buyer shall be responsible for and pay all fees and costs associated with any prepayment penalties or yield maintenance incurred in connection with such satisfaction of the Loan at Closing.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
3.1    Seller’s Representations and Warranties. As of the Effective Date and effective through and as of the Closing Date, Seller hereby represents, warrants and covenants to and for the benefit of Buyer the following (which warranties, representations and covenants shall survive the Closing subject to Section 3.3 below):
3.1.1    Seller is validly formed and duly authorized as a limited liability company and in good standing under the laws of the State of Delaware and is duly qualified to transact business in and is in good standing under the laws of the State of Missouri, and has full power and authority, to enter into and perform this Agreement in accordance with its terms; all proceedings required to be taken by or on behalf of Seller to authorize it to make, deliver and carry out the terms of this Agreement have been duly and properly taken, and the individual executing this Agreement on behalf of Seller has the legal power, right and actual authority to bind Seller to the terms and conditions of this Agreement;
3.1.2    This Agreement is a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the rights of creditors generally;
3.1.3    To Seller’s actual knowledge, there are no actions, suits, litigation or proceedings pending or threatened, which would adversely affect Buyer or the Property or affect the right, power or authority of Seller to enter into and perform this Agreement in accordance with its terms, or which question the validity or enforceability of this Agreement or of any action taken by Seller under this Agreement, in any court or before any governmental authority, domestic or foreign (including, but not limited to, any pending claims by the tenants or any guests or invitees);
3.1.4    The execution of and entry into this Agreement, and the execution and delivery of the documents and instruments to be executed and delivered by Seller on the Closing Date, and the performance by Seller of Seller’s duties and obligations under this Agreement and of all other acts necessary and appropriate for the consummation of the transactions contemplated by and provided for in this Agreement are not in violation of any contract, agreement or other instrument to which Seller is a party or to Seller's actual knowledge, to which the Property is subject, any judicial order or judgment of any nature by which Seller is bound or to Seller's actual knowledge, to which the Property is subject, or Seller’s organizational documents;
3.1.5    Seller has not received written notice from any governmental authority of any violation of any existing applicable law, statute or code, including, without limitation, zoning, land use, building, fire, health or safety laws, ordinances, rules and regulations and environmental laws with respect to the Property which remains uncured;
3.1.6    Seller has no actual knowledge, and has received no formal written notice from any governmental authorities, that eminent domain proceedings for the condemnation of the Property or any portion thereof are pending or threatened;
3.1.7    Seller has not engaged in any dealings or transactions, directly or indirectly, (i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. §1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of Executive Order No. 13224 dated September 24, 2001 issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), as may be amended or supplemented from time to time (the "Anti-Terrorism Order") or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Assets Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S.

Internal Revenue Service, or any country or organization, all as may be amended from time to time. Seller (i) is not and will not be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control list of restrictions and prohibited persons, or (ii) is not a person described in section 1 of the Anti-Terrorism Order, and Seller has not engaged in any dealings or transactions, or otherwise been associated with any such person;
3.1.8.    The Leases described on the Rent Roll attached hereto as Exhibit “J” (the “Rent Roll”) are the only leases which are in effect for the residential units at the Property as of the date of such Rent Roll. The Rent Roll, and any update thereof delivered to Buyer by Seller, is the rent roll that Seller relies upon in the ordinary course of its business;
3.1.9    To Seller’s actual knowledge, the Assumed Service Contracts are all of the service contracts, equipment, labor or material contracts, and other agreements which are presently in force and which affect the Project or the operation, repair or maintenance thereof, other than a property management agreement with Seller’s property manager, which will be terminated by Seller effective at Closing and any service contracts that Buyer has elected not to assume pursuant to Section 2.5.2 hereof. To Seller's actual knowledge, there are no material defaults under the Assumed Service Contracts;
3.1.10.    Any Property Materials prepared by Seller that provide financial information and income and expense data with respect to the Project are the financial materials that Seller relies upon in the ordinary course of its business;
3.1.11    Seller is not a "foreign corporation," "foreign partnership" or "foreign estate" as those terms are defined in the Internal Revenue Code of 1986; and
3.1.13. Seller has not filed for and or is not subject to any bankruptcy, reorganization or receivership proceeding or similar law affecting the rights of creditors generally which has not been discharged within ninety (90) days of such filing.
All references in this Section 3.1 to "Seller’s actual knowledge" or words of similar import shall refer only to the best actual knowledge of Guy K. Hays and Missy Clements (the "Designated Representatives"), without any duty to review or investigate the matters to which such knowledge or the absence thereof pertains, including without limitation the information contained in the Property Materials or in the Property’s or the Designated Representatives’ respective files, and with no imputed knowledge whatsoever, whether from any other partner, officer, member, shareholder, agent or employee of Seller, or Seller’s members (or the members thereof) or any affiliate thereof or any consultant or agent of Seller or any other party whatsoever. There shall be no personal liability on the part of the Designated Representatives arising out of any representations or warranties made herein. In the event that, on or prior to the Closing, Buyer discovers a breach of any warranty, representation or covenant made in this Agreement by Seller, then within five (5) days after learning of such breach (but not later than the Closing Date), Buyer shall notify Seller in writing of such breach. Within five (5) days after receipt of written notice from Buyer of any such breach (but not later than the Closing Date), Seller shall notify Buyer in writing of Seller's election: (i) not to cure such breach; or (ii) to attempt to cure such breach within thirty (30) days of receipt of Buyer's notice, and, if necessary, the Closing will be extended accordingly. If Seller elects not to cure such breach, or if Seller fails to so cure all breaches by the Closing Date (as the Closing Date may have been extended in accordance herewith), then Buyer shall have the option to either: (a) terminate this Agreement by written notice to Seller in which event Seller shall be deemed not to be in breach hereunder, the Earnest Money Deposit less the Independent Consideration shall be returned to Buyer, and the rights and obligations of the parties hereunder shall terminate except as otherwise expressly set forth in this Agreement; or (b) elect to waive such breach and proceed to close subject to such breach without any adjustment to the Purchase Price and subject to the terms of Section 3.3 below; provided that, if Buyer fails to notify Seller of its election under the preceding clause (a) or (b) on or prior to the Closing Date (as the Closing Date may have been extended in accordance herewith), Buyer shall be deemed to have made the election under clause (b). If, after Closing, Buyer discovers a breach of a warranty, representation or covenant made by Seller of which Buyer did not have knowledge prior to the Closing, Buyer shall notify Seller in writing of the specifics of such breach and Buyer shall have the right to pursue all remedies available at law or equity, subject to Section 3.3 below.
3.2    Buyer’s Representations and Warranties. As of the Effective Date and effective through the Closing Date, Buyer hereby represents, warrants, covenants and agrees (which warranties, representations, covenants and agreements shall survive the Closing subject to Section 3.3 below) to and for the benefit of Seller as follows:
3.2.1    Buyer is a validly formed and duly authorized legal entity in good standing in its state of formation and qualified to business in the State of Missouri;
3.2.2    Buyer has the full power and authority to enter into and perform this Agreement in accordance with its terms, to consummate the transactions contemplated hereby and to execute and deliver all documents and instruments to be delivered by Buyer hereunder;
3.2.3    All requisite action (corporate, trust, partnership or otherwise) has been taken or obtained by Buyer in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby, or shall have been taken prior to the Closing Date;
3.2.4    The documents and instruments to be delivered by Buyer hereunder shall constitute the valid and legally binding obligations of Buyer, enforceable in accordance with their terms subject to the effect of applicable bankruptcy, insolvency, reorganization, or other similar laws affecting the rights of creditors generally, and Buyer (a) has not filed for and/or is not subject to any bankruptcy, reorganization or receivership proceeding or similar law affecting the rights of creditors generally which has not been discharged within ninety (90) days of such filing, and (b) is not currently insolvent or at the imminent risk of becoming insolvent;
3.2.5    The individual(s) executing this Agreement and the documents contemplated hereunder on behalf of Buyer has/have the legal power, right and actual authority to bind Buyer to the terms and conditions of this Agreement and such documents without any additional signatories required hereto or thereto; and
3.2.6    Buyer has not engaged in any dealings or transactions, directly or indirectly,

(i) in contravention of any U.S., international or other money laundering regulations or conventions, including, without limitation, the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986, the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, Trading with the Enemy Act (50 U.S.C. §1 et seq., as amended), or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto, or (ii) in contravention of the Anti-Terrorism Order or on behalf of terrorists or terrorist organizations, including those persons or entities that are included on any relevant lists maintained by the United Nations, North Atlantic Treaty Organization, Organization of Economic Cooperation and Development, Financial Action Task Force, U.S. Office of Foreign Assets Control, U.S. Securities & Exchange Commission, U.S. Federal Bureau of Investigation, U.S. Central Intelligence Agency, U.S. Internal Revenue Service, or any country or organization, all as may be amended from time to time. Neither Buyer nor any of its affiliates or constituents nor, to the best of Buyer’s knowledge, any brokers or other agents of same, (i) are or will be conducting any business or engaging in any transaction with any person appearing on the U.S. Treasury Department’s Office of Foreign Assets Control list of restrictions and prohibited persons, or (ii) are a person described in section 1 of the Anti-Terrorism Order, and to the best of Buyer’s knowledge neither Buyer nor any of its affiliates have engaged in any dealings or transactions, or otherwise been associated with any such person.
3.3    Survival of Representations and Warranties. Notwithstanding anything to the contrary, all agreements, representations and warranties made in this Agreement herein shall not be impaired by any investigation or other act of Buyer or Seller and shall not be merged into the documents executed and delivered at Closing, but rather, except for Article 6, Sections 2.5.4, 3.4, 7.4 and 7.16 which shall survive for the periods indicated in such applicable Article or Section, shall survive the Closing until the earlier of: i) nine (9) months following the Closing Date or ii) November 30, 2018 (the “Survival Period”). Any claim by one party hereto against the other for the breach of any agreement, representation or warranty contained herein not made within the foregoing Survival Period will be forever barred, except to the extent such claim related to or alleges any fraudulent act or omission of either party.
3.3.1    Notwithstanding anything in this Agreement to the contrary, if the Closing occurs, Buyer hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this Agreement as the result of any of Seller’s representations or warranties being untrue, inaccurate or incorrect if (a) Buyer knew that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Buyer’s actual damages are reasonably estimated to aggregate less than Twenty-Five Thousand Dollars ($25,000). Notwithstanding anything in this Agreement to the contrary, if the Closing occurs, Seller hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this Agreement as the result of any of Buyer's representations or warranties being untrue, inaccurate or incorrect if (a) Seller knew that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing, or (b) Seller's actual damages are reasonably estimated to aggregate less than Twenty-Five Thousand Dollars ($25,000).
3.3.2    Notwithstanding any provision to the contrary contained in this Agreement or any documents executed by either party pursuant hereto or in connection herewith, the maximum aggregate liability of either party, and the maximum aggregate amount which may be awarded to and collected by the claimant party, in connection with the breach of any representations, warranties or covenants contained herein for which a claim is timely made (as determined under this Agreement) by the other party shall not exceed One Million Dollars ($1,000,000).
3.4    AS-IS. The terms of this Section 3.4 shall survive Closing indefinitely.
3.4.1    Buyer represents that it is a sophisticated real estate investor and owner of real property and will conduct its own due diligence and investigations regarding the Property and Buyer’s intended uses thereof as provided for in this Agreement. Buyer further represents and acknowledges that this Agreement provides Buyer with sufficient time and opportunity to complete the Physical Inspections and Other Investigations of the Property, to review the Property Materials and to conduct any related due diligence of the Property which Buyer or its consultants or agents deem necessary and appropriate for Buyer to fully and completely evaluate the physical, environmental and economic condition of the Property and the Property's suitability for Buyer’s intended use. Buyer is purchasing the Property solely in reliance upon Buyer’s own due diligence and investigation of the Property, including the Physical Inspections and Other Investigations of the Property, and fully and completely represents, acknowledges, understands and agrees that, except for Seller representations and warranties expressly set forth in Section 3.1 of this Agreement and the Seller Closing Documents, Buyer is not relying upon any representations, warranties or statements of any kind or nature whatsoever, whether oral or written, express or implied, that Seller, any direct or indirect constituent partner, member or shareholder of Seller, or any officer, director, shareholder, employee, agent, representative, broker, servant, successor, assign, affiliate or subsidiary of any of them, or any other person or entity acting on behalf of Seller or any such other party for whom Seller or such other party may be held legally responsible (collectively, the "Released Parties"), may have made with respect to the following (collectively, the "Condition and Suitability of the Property"): 1) the contents, accuracy and completeness of the Property Materials, 2) any matters which were disclosed by or should have been disclosed by the Physical Inspections and Other Investigations of the Property, 3) the financial performance or the economic prospects of the Property, 4) the applicability or amount of any taxes upon or assessments against the Property, 5) the merchantability or habitability of the Property, the fitness of the Property or any portion thereof for any particular purpose or the suitability of the Property for Buyer’s intended use, 6) the environmental condition of the Property (including, without limitation, any contamination in, on, under or adjacent to the Property by any solid, hazardous or toxic substance, material or waste, including lead paint, asbestos and toxic or other mold and mildew), 7) the physical condition or quality of the Property, including without limitation the plumbing, sewer, HVAC, electrical, mechanical and similar operating systems, or the functionality, location and accessibility thereof, the adequacy of the roofs, foundations, structural integrity or earthquake preparedness of the Property, the quality of construction and sufficiency of undershoring, or any soils, subsurface, subsidence, drainage, seismic, geologic and hydrologic matters, 8) the size or dimensions of the Property or the accuracy of any floor plans, square footage estimates, drawings, renderings or lease abstracts, 9) whether the appliances, plumbing or electrical systems are in working order, 10) the Property’s or Seller’s compliance with applicable statutes, laws, codes, ordinances, regulations or requirements relating to the use, operation, leasing, zoning, subdivision, planning, building, fire, safety, health or environmental matters (including but not limited to the ADA, OSHA, the Subdivision Map Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Resource Conservation and Recovery Act and any other similar federal, state or local laws), 11) compliance with any applicable covenants, conditions or restrictions (whether or not of record), 12) access to the Property and the right to use adjoining property or rights of way, 13) the possibility of conversion of the Property to condominiums or Buyer's ability to obtain any required governmental approvals in connection therewith, and 14) any other matter affecting or relating to the Property, including but not limited to those matters relating to the use, operation, condition, title, occupation or management of the Property and Buyer’s ability to obtain any required governmental approvals in connection therewith. Buyer further represents and acknowledges and agrees that the period from the Effective Date until the Title Review Deadline provides Buyer with sufficient time and opportunity to complete its review of the State of Title to the Property, and that, except for Seller representations and warranties expressly set forth in Section 3.1 hereof, Seller makes no representation or warranty of any kind or nature whatsoever, either express or implied, regarding the accuracy or completeness of the Property Materials, the Title Report or the Survey. Buyer further acknowledges and agrees that the Property shall be conveyed by Seller and accepted by Buyer on and as of the Closing Date "AS IS, WHERE IS, WITH ALL FAULTS", without any representation or warranty of any kind or nature whatsoever, either express or implied, except as expressly set forth in Section 3.1 hereof, and with no right of setoff or reduction in the Purchase Price. Buyer hereby assumes the risk that adverse physical and environmental conditions may not have been revealed by the Property Materials, Buyer’s Physical Inspections and Other Investigations of the Property and any other due diligence investigations of Buyer.
3.4.2    BUYER, FOR ITSELF, AND ITS SUCCESSORS AND ASSIGNS AND ANY OTHER PARTY CLAIMING BY, THROUGH OR UNDER BUYER, HEREBY WAIVES, RELEASES, REMISES, ACQUITS AND FOREVER DISCHARGES THE RELEASED PARTIES, OF AND FROM ANY CLAIMS, ACTIONS, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES, COSTS, EXPENSES, PENALTIES, FINES OR COMPENSATION WHATSOEVER, WHETHER DIRECT OR INDIRECT (COLLECTIVELY, THE "Claims"), WHICH ANY OF THEM NOW HAS OR MAY HAVE IN THE FUTURE ON ACCOUNT OF OR IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THE PROPERTY OR THE CONDITION AND SUITABILITY THEREOF, WHETHER CAUSED BY THE RELEASED PARTIES OR ANY OTHER PARTY AND WHETHER OR NOT KNOWN TO BUYER AT OR BEFORE THE CLOSING (COLLECTIVELY, THE "Released Matters"). NOTWITHSTANDING ANYTHING TO THE CONTRARY, RELEASED MATTERS SHALL NOT INCLUDE: (I) SELLER'S BREACHES OF THOSE REPRESENTATIONS, WARRANTIES AND COVENANTS PROVIDED IN THIS AGREEEMNT OR IN THE SELLER CLOSING DOCUMENTS, (II) SELLER’S FRAUD, OR (III) SELLER'S INDEMNITIES IN FAVOR OF BUYER SET FORTH IN THIS AGREEMENT OR IN THE SELLER CLOSING DOCUMENTS. WITHOUT LIMITATION ON THE FOREGOING, BUYER HEREBY ASSUMES FULL RESPONSIBILITY FOR ANY INJURIES, DAMAGES, LOSSES OR LIABILITIES THAT MAY ARISE OR HAVE ARISEN OUT OF THE RELEASED MATTERS, WHETHER KNOWN OR UNKNOWN. BUYER ACKNOWLEDGES AND HEREBY EXPRESSLY AGREES THIS AGREEMENT SHALL EXTEND TO ALL UNKNOWN, UNSUSPECTED AND UNANTICIPATED CLAIMS OR DAMAGES, AS

WELL AS THOSE WHICH ARE NOW DISCLOSED, WITH RESPECT TO THE RELEASED MATTERS. THE PARTIES HEREBY ACKNOWLEDGE THAT EACH OF THE RELEASED PARTIES OTHER THAN SELLER IS INTENDED TO BE A THIRD-PARTY BENEFICIARY OF THIS SECTION 3.4.2. NOTHING IN THIS SECTION 3.4.2 SHALL SERVE TO RELEASE SELLER FROM LIABILITY SELLER MAY HAVE TO THIRD PARTIES FOR TORT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE ACCRUING PRIOR TO THE CLOSING DATE.

ARTICLE 4
CONDITIONS OF BUYER’S OBLIGATIONS
4.1    Conditions. Buyer’s obligation to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction or performance of the following terms and conditions, any one or more of which may be waived by Buyer in writing, in its sole discretion, in whole or in part, on or as of the Closing Date as such may be extended in accordance herewith:
4.1.1    Seller shall have kept, observed, performed, satisfied and complied with all terms, covenants, conditions, agreements, requirements, restrictions and provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by Seller before, on or as of the Closing Date, in all material respects;
4.1.2    The irrevocable commitment of the Title Insurer to issue an ALTA Owner’s Policy of Title Insurance issued by Title Insurer, subject only to the Permitted Exceptions with liability in the amount of the Purchase Price (the "Title Policy");
4.1.3    Seller shall have obtained the Shareholder Consent on or prior to the Consent Deadline; and
4.1.4    All of the representations and warranties of Seller set forth in this Agreement shall be true and correct at and as of the Closing Date in all material respects, without giving effect to any qualifications thereof based upon Seller’s knowledge, as though such representations and warranties were made at and as of the Closing Date.
4.2    Failure of Conditions. Upon the failure of the conditions precedent set forth in Section 4.1.1 Seller shall be in default of this Agreement and Buyer shall be entitled to the remedies set forth in Section 8.2 of this Agreement. In the event of a failure of the condition precedent set forth in Section 4.1.2 then this Agreement shall terminate, and the Earnest Money Deposit shall be returned to Buyer and the rights and obligations of Buyer and Seller shall terminate except as expressly set forth in this Agreement. In the event of a failure of the condition precedent set forth in Section 4.1.3, the provisions of Section 2.11 shall control. In the event of a failure of the conditions precedent set forth in Section 4.1.4, the provisions of Article 3 shall control.

ARTICLE 5
CONDITIONS OF SELLER’S OBLIGATIONS
5.1    Conditions. Seller’s obligation to consummate the transaction contemplated by this Agreement shall be subject to the satisfaction or performance of the following terms and conditions, any one or more of which may be waived by Seller in its sole discretion, in whole in part, on or as of the Closing Date as such may be extended in accordance herewith:
5.1.1    Buyer shall have kept, observed, performed, satisfied and complied with all terms, covenants, conditions, agreements, requirements, restrictions and provisions required by this Agreement to be kept, observed, performed, satisfied or complied with by Buyer before, on or as of the Closing Date, in all material respects;
5.1.2    All of the representations and warranties of Buyer set forth in this Agreement shall be true and correct at and as of the Closing Date in all material respects as though such representations and warranties were made at and as of the Closing Date; and
5.1.3    Seller shall have obtained the Shareholder Consent on or prior to the Consent Deadline.
5.2    Failure of Conditions. Upon the failure of the conditions precedent set forth in Section 5.1.1 or 5.1.2, Buyer shall be in default of this Agreement and Seller shall be entitled to the remedies set forth in Section 8.1 of this Agreement. In the event of a failure of the condition precedent set forth in Section 5.1.3, the provisions of Section 2.11 shall control.
ARTICLE 6
BROKERAGE COMMISSION
6.1    Seller hereby represents and warrants to Buyer that Seller has not dealt with any party that may be entitled to a finder’s fee or commission in connection with the transaction contemplated by this Agreement other than Holliday Fenoglio Fowler, L.P. ("Broker"). Subject to the occurrence of the Closing, Seller shall pay Broker a fee in connection with the transaction contemplated in this Agreement pursuant to the terms of a separate agreement between Broker and Seller. Seller hereby agrees to indemnify, defend and hold harmless Buyer from and against any liability, damages, attorney’s fees, court costs and expenses from causes of action, suits, claims, demands and judgments of any nature whatsoever arising out of, or in any way connected with, Seller’s dealings with Broker, other real estate brokers or other parties pertaining to this transaction claiming a finder's fee or commission other than Broker.
6.2    Buyer hereby represents and warrants to Seller that Buyer has not dealt with any party that may be entitled to a finder’s fee or commission in connection with the transaction contemplated by this Agreement other than Broker. Buyer hereby agrees to indemnify, defend and hold harmless Seller from and against any liability, damages, attorney’s fees, court costs and expenses from causes of action, suits, claims, demands and judgments of any nature whatsoever arising out of, or in any way connected with, Buyer’s dealings with other real estate brokers or other parties pertaining to this transaction claiming a finder's fee or commission other than Broker.
6.3    Notwithstanding any provision of this Agreement to the contrary, the representations, warranties and agreements set forth in this Article 6 shall expressly survive Closing or the termination of this Agreement for a period of four (4) years.
ARTICLE 7
GENERAL PROVISIONS
7.1    Notice. All written notices and demands of any kind which either party may be required or may desire to serve upon the other party in connection with this Agreement may be (a) personally served, (b) served by registered or certified mail (postage pre-paid), (c) sent by facsimile or electronic mail transmission (provided that the original notice or demand is delivered by next day overnight delivery service), or (d) sent by next day overnight delivery service. Any such notice or demand shall be addressed to the parties as listed in this Section 7.1. Service of any such notice or demand shall be deemed complete upon receipt in the event of personal service, on the third business day after deposit in the U.S. mail if sent via registered or certified mail, upon transmission without notation of error in the event sent via facsimile or electronic mail transmission, and on the next business day if sent via an overnight delivery service with a delivery confirmation, if sent to each party at the address set forth below with the required proper postage:

TO BUYER:	c/o Elite Street Capital, LLC
Attn: Yehonatan Sade
2000 Bering Drive, Suite 101
Houston, Texas 77057
Phone No.: (832) 767-0974
Email: yoni@elitestreetcapital.com
Facsimile: (832) 767-0547

And with a copy to:	Anita Suson, General Counsel
Elite Street Capital, LLC
2000 Bering Drive, Suite 101
Houston, Texas 77057
Phone: (832) 834-4902
Email: anita.suson@elitestreetcapital.com
Facsimile: (832) 767-0547

TO SELLER:	KBS Legacy Partners Lofts LLC
c/o Legacy Partners, Inc.
4000 E. 3rd Avenue, Sixth Floor
Foster City, CA 94404
Attn: Guy K. Hays
Telephone: (650) 571-2250
Facsimile: (650) 571-2253

E-mail:     hays@legacypartners.com

With a copy to:	Schultz & Wright, LLP
545 Middlefield Road, Suite 160
Menlo Park, CA 94025
Attn: Anne Keeler Wright, Esq.
Telephone: (650) 462-0900
Facsimile: (650) 462-0998
E-mail: wright@swllp.com

TO ESCROW AGENT:	Fidelity National Title Insurance Company
600 University Street, Suite 2710
Seattle, WA  98101
Attn: Kim Belcher
Telephone: (206) 628-2833
Facsimile: (877) 295-8019
E-Mail: kim.belcher@fnf.com
Any party, by written notice to the others in the manner herein provided, may designate an address different from that set forth above. Notices required pursuant to the terms of this Agreement shall be delivered prior to 5 p.m. (Pacific Time) on the date such notice is due. Any notice which is received or deemed received on a weekend or holiday shall be deemed to have been received on the first business day thereafter. Notices delivered by counsel for a party on behalf of such party shall be deemed delivered by such party.
7.2    Headings/Exhibits. The titles and headings of the various Articles and Sections hereof are intended solely for means of reference and are not intended for any purpose whatsoever to modify, explain or place any construction on any of the provisions of this Agreement. All Exhibits attached to this Agreement are incorporated by reference into this Agreement.
7.3    Severability. If any of the provisions of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement by the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.
7.4    Attorneys’ Fees. In the event of any controversy, claim, dispute, mediation, arbitration, or litigation between the parties hereto to enforce or interpret any of the provisions of this Agreement or any right of either party hereto, the non-prevailing party to such controversy, claim, dispute, mediation, arbitration or litigation agrees to pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees and costs, court or dispute resolution costs, arbitrator’s, mediator’s, consultant’s and expert witness’ fees and costs incurred by the prevailing party, including, without limitation, fees incurred during trial or resolution of any action or dispute and any fees incurred as a result of an appeal from a judgment entered in any such matter. A prevailing party shall include without limitation (a) a party who dismisses an action in exchange for sums due, (b) the party who receives performance from the other party of an alleged breach of covenant or a desired remedy where such performance is substantially equal to the relief sought in an action, or (c) the party determined to be the prevailing party by a court of law. The terms of this Section 7.4 shall survive the Closing or termination of this Agreement for a period of four (4) years.
7.5    Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may not be modified, amended or otherwise changed in any manner except by a written instrument executed by the parties hereto.
7.6    Governing Law. THIS AGREEMENT IS PERFORMABLE IN THE STATE IN WHICH THE REAL PROPERTY IS LOCATED AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF SUCH STATE. SELLER AND BUYER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN THE STATE IN WHICH THE PROPERTY IS LOCATED. BUYER AND SELLER AGREE THAT THE PROVISIONS OF THIS SECTION 7.6 SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT FOR A PERIOD OF FOUR (4) YEARS.
7.7    Successors and Assigns. This Agreement and all the covenants, terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.8    Assignment. Buyer shall not have the right to assign or transfer this Agreement or the rights herein to any third party other than to an entity which is owned by or under common direct or indirect management control with Buyer without the prior written consent of Seller, which consent may be withheld in Seller’s sole and absolute discretion. In the event of such an assignment, the term Buyer as used in this Agreement shall include Buyer's permitted assignee; and Buyer and Buyer's permitted assignee shall execute and deliver to Seller, not less than five (5) business days prior to the Closing Date, a document, reasonably satisfactory to Seller, pursuant to which Buyer assigns its rights and obligations hereunder, such assignee accepts and assumes such obligations, and the Buyer initially named herein is not released from any obligation hereunder.
7.9    Time of Essence. Time is of the essence of every provision herein contained.
7.10    Performance Due on Non-Business Day. If the time period for the performance of any act called for under this Agreement expires on a Saturday, Sunday, or any other day in which banking institutions in the State of Missouri are authorized or obligated by law or executive order to close (a "Holiday"), the act in question may be performed on the next succeeding day that is not a Saturday, Sunday or Holiday.
7.11    Delivery of Possession. Possession of the Property shall be delivered to Buyer at the completion of the Closing subject only to the existing Leases and the Permitted Exceptions.
7.12    Construction. The parties acknowledge that, with respect to the transactions contemplated herein, (a) each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits thereto; (b) neither party has received from the other any accounting, tax, legal or other advice; and (c) each party has relied solely upon the advice of its own accounting, tax, legal and other advisors.
7.13    Counterparts. This Agreement may be executed in one or more counterparts. All such separate counterparts together shall constitute one and the same instrument.
7.14    No Recordation. Seller and Buyer each agrees that neither this Agreement nor any memorandum or notice hereof shall be recorded except in the event the sale of the Property fails to occur on the Closing Date due to Seller’s default hereunder and Buyer is pursuing specific performance against Seller pursuant to and in accordance with the terms of Section 8.2 hereof (in which case a lis pendens relating to such specific performance action may be filed). Buyer shall indemnify Seller against all costs, expenses and damages, including, without limitation, reasonable attorneys’ fees and disbursements, incurred by Seller by reason of the recording or filing by or on behalf of Buyer of any notice of pendency or other instrument not specifically permitted hereunder.
7.15    Confidentiality. Buyer acknowledges and agrees that any information heretofore or hereafter furnished to Buyer with respect to the Property, in the Property Materials or otherwise, has been and will be so furnished on the condition that Buyer maintain the confidentiality thereof until Closing, subject to the terms and conditions hereof. Buyer further acknowledges and agrees that the information obtained by Buyer pursuant to its Physical Inspections and Other Investigations of the Property were intended to be kept in confidence. Accordingly, Buyer shall hold, and shall cause its directors, officers, shareholders, agents, managers, members, prospective investors, potential lenders, employees, consultants and other personnel and representatives to hold, in strict confidence, and not disclose to any other person without the prior written consent of Seller until the Closing shall have been consummated, a) information regarding the existence of this Agreement or the terms hereof and b) the information concerning the Property delivered to or for the benefit of Buyer, or otherwise obtained by Buyer pursuant to the Physical Inspections and Other Investigations of the Property or otherwise, whether by agents, managers. Members, consultants, employees or representatives of Buyer or by Seller or any of Seller’s agents, representatives or employees. In the event this Agreement is terminated or the Closing does not occur for any reason whatsoever, Buyer shall promptly use good faith efforts to return to Seller all of the Property Materials provided to Buyer without retaining any copy thereof or extracting any information therefrom. Notwithstanding anything to the contrary hereinabove set forth, Buyer may disclose such information using reasonable discretion to its principals, officers, employees, contractors, consultants, attorneys, accountants, prospective lenders and investors, and if and as required in order to comply with applicable municipal, county, state or federal statutes, codes, ordinances, laws, rules or regulations or subpoena or other court order. The provisions of this Section 7.15 shall survive any termination of this Agreement for a period of two (2) years.
7.16    Limited Liability. Buyer, on behalf of itself and its trustees, officers, managers, members, employees and shareholders, hereby agrees that in no event or circumstance shall any of the Released Parties (other than Seller) have any personal liability hereunder and that any recourse Buyer shall have against the Released Parties (other than Seller) shall be limited to their interest in the Property. The terms of this Section 7.16 shall survive the Closing or earlier termination of this Agreement indefinitely.
7.17    Exchange. Seller and Buyer (the “Cooperating Party”) each agree to cooperate with the other (“Requesting Party”) and any escrow holder or exchange facilitator selected by the Requesting Party in effecting a qualifying exchange or exchanges under Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code") undertaken by the Requesting Party with respect to the Property, either through assignment of this Agreement by the Requesting Party to a qualified intermediary or through other means determined by the Requesting Party, and the Cooperating Party shall execute such documents as may be reasonably requested by the Requesting Party provided that such documents shall not increase the Cooperating Party’s obligations over those otherwise contained in this Agreement. The Cooperating Party makes no representation to the Requesting Party regarding qualification of the Requesting Party’s exchange under Section 1031 of the Code and shall not be liable to the Requesting Party in any manner whatsoever if the exchange completed by the Requesting Party in accordance with this Section 7.17 should not qualify for any reason under Section 1031 of the Code. The Requesting Party hereby agrees to indemnify the Cooperating Party against all costs, expenses and liabilities incurred by the Cooperating Party in connection with any such exchange, to the extent the same would not have been incurred by the Cooperating Party in the absence of such exchange. Notwithstanding anything in this Section 7.17 to the contrary, it is a condition precedent to the Cooperating Party’s obligation to cooperate with the Requesting Party in any exchange that: (i) no material change to the terms of this Agreement results therefrom, (ii) the Cooperating Party shall not be required to acquire or hold title to any real property for the purpose of consummating the exchange, and (iii) consummation or accomplishment of such an exchange shall not be a condition precedent or a condition subsequent to the Requesting Party’s obligations under this Agreement and shall not delay the Closing.
7.18    Intentionally Omitted.
7.19    Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement (but without expanding the obligations or liability of either party hereunder in any material manner). Without limiting the generality of the foregoing, Buyer shall, if requested by Seller, execute acknowledgments of receipt with respect to any materials delivered by Seller to Buyer with respect to the Property. The provisions of this Section 7.19 shall survive Closing for a period of one (1) year.
7.20    Cooperation in Transition of Management. Seller agrees to reasonably cooperate, and shall make commercially reasonable efforts to cause Seller’s property management company to cause its employees to reasonably cooperate, with representatives of the Buyer and its property management company to ensure a smooth transition of the management of the Property. After Seller has notified Buyer that Seller has obtained the Shareholder Consent, Seller agrees that Buyer or its property management company may interview and start making employment offers to the on-site employees of Seller and Seller’s property management company. This cooperation will include providing Buyer’s property management company with access to historical data for electronic systems such as Yardi used at the Property and assistance with transferring utilities and Service Contracts to Buyer. In connection therewith, Seller will make commercially reasonable efforts to cause its property management company to designate one or more employees to remain available as Buyer’s contact to assist in the transition, provide information and answer questions during all normal business hours for a period of three (3) weeks after the Closing Date.
7.21    JURY WAIVER. IN ANY LAWSUIT OR OTHER PROCEEDING INITIATED BY SELLER OR BUYER UNDER OR WITH RESPECT TO THIS AGREEMENT, EACH OF SELLER AND BUYER WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.

ARTICLE 8
REMEDIES
8.1    BUYER’S DEFAULT. IN THE EVENT BUYER FAILS, WITHOUT LEGAL EXCUSE, TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THE MATERIAL TERMS OF THIS AGREEMENT, ALL AMOUNTS OF EARNEST MONEY PREVIOUSLY DEPOSITED WITH ESCROW AGENT BY BUYER SHALL BE FORFEITED TO SELLER AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO SELLER FOR SUCH FAILURE. SELLER SHALL HAVE NO OTHER REMEMDY IN THE EVENT OF BUYER'S BREACH OF THIS AGREEMENT PRIOR TO THE CLOSING AND SELLER HEREBY WAIVES ANY RIGHTS IT MAY OTHERWISE HAVE TO SEEK OTHER REMEDIES. THE PARTIES HAVE DISCUSSED AND NEGOTIATED IN GOOD FAITH UPON THE QUESTION OF DAMAGES TO BE SUFFERED BY SELLER IN THE EVENT SELLER IS IN COMPLIANCE WITH ITS OBLIGATIONS UNDER THIS AGREEMENT AND BUYER FAILS TO PURCHASE THE PROPERTY DUE TO BUYER'S BREACH OF THIS AGREEMENT. BOTH PARTIES ACKNOWLEDGE AND AGREE THAT DAMAGES SELLER SHALL SUSTAIN AS A RESULT OF SUCH A BREACH WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. THE PARTIES HEREBY AGREE THAT LIQUIDATED DAMAGES IN THE AMOUNT OF THE BUYER'S EARNEST MONEY DEPOSIT ARE AND WILL BE REASONABLE, AND SELLER SHALL BE ENTITLED TO AND SHALL RECEIVE SUCH LIQUIDATED DAMAGES WITHOUT ADDITIONAL INSTRUCTIONS TO ESCROW AGENT, AND BUYER SHALL HAVE NO ADDITIONAL LIABILITY WHATSOEVER. THIS SUM

SHALL BE PAID AND RECEIVED AS LIQUIDATED DAMAGES AND NOT AS A PENALTY. THE PARTIES HERETO AGREE THAT THE SUM STATED AS LIQUIDATED DAMAGES SHALL BE IN LIEU OF ANY OTHER RELIEF TO WHICH SELLER MIGHT BE ENTITLED BY VIRTUE OF BUYER'S FAILURE TO PURCHASE THE PROPERTY AS PROVIDED IN THE FIRST SENTENCE OF THIS SECTION 8.1 AND SHALL BE SELLER'S SOLE AND EXCLUSIVE REMEDY THEREFOR. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 8.1 SHALL NOT APPLY TO ANY INDEMNITY OR ATTORNEYS' FEE PROVISIONS UNDER THIS AGREEMENT.
Buyer's Initials /s/ DW                Seller's Initials /s/ GKH
8.2    SELLER’S DEFAULT. THE PARTIES HAVE DISCUSSED AND NEGOTIATED IN GOOD FAITH UPON THE QUESTION OF DAMAGES TO BE SUFFERED BY BUYER IN THE EVENT THAT SELLER, WITHOUT LEGAL EXCUSE, BREACHES THIS AGREEMENT AND FAILS TO SELL THE PROPERTY TO BUYER IN ACCORDANCE WITH THE TERMS HEREOF. BOTH PARTIES ACKNOWLEDGE AND AGREE THAT DAMAGES BUYER WOULD SUSTAIN AS A RESULT OF SUCH A BREACH WILL BE EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN. ACCORDINGLY, THE PARTIES HEREBY AGREE THAT BUYER’S SOLE AND EXCLUSIVE REMEDY IN SUCH CASE SHALL BE TO EITHER: (I) COMMENCE AN ACTION FOR SPECIFIC PERFORMANCE UNDER THIS AGREEMENT, BUT NOT FOR DAMAGES OF ANY KIND, AND RECOVER ITS ATTORNEYS FEES INCURRED IN CONNECTION THEREWITH PURSUANT TO SECTION 7.4 HEREOF; PROVIDED, HOWEVER, IF SUCH DEFAULT IS A RESULT OF AN INTENTIONAL ACT OR WILLFUL MISCONDUCT OF SELLER WHICH RENDERS THE REMEDY OF SPECIFIC PERFORMANCE UNAVAILABLE, BUYER MAY, IN ADDITION TO THE REMEDY SET FORTH IN (II) BELOW, SEEK DAMAGES FROM SELLER IN THE AMOUNT OF BUYER’S OUT OF POCKET EXPENSES INCURRED IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT AND THE OTHER PURCHASE AGREEMENTS UP TO A MAXIMUM AGGREGATE AMOUNT OF $300,000, OR (II) TERMINATE THIS AGREEMENT AND RECEIVE A REFUND OF THE EARNEST MONEY DEPOSIT, PLUS ANY INTEREST THEREON, LESS THE INDEPENDENT CONSIDERATION. BUYER SHALL HAVE NO OTHER REMEDY IN THE EVENT OF SELLER’S BREACH OF THIS AGREEMENT PRIOR TO THE CLOSING AND BUYER HEREBY WAIVES ANY RIGHTS IT MAY OTHERWISE HAVE TO SEEK OTHER REMEDIES. AS A CONDITION PRECEDENT TO BUYER EXERCISING ANY RIGHT IT MAY HAVE TO BRING AN ACTION FOR SPECIFIC PERFORMANCE HEREUNDER, BUYER MUST COMMENCE SUCH AN ACTION WITHIN NINETY (90) DAYS AFTER THE OCCURRENCE OF SELLER’S DEFAULT. BUYER AGREES THAT ITS FAILURE TO TIMELY COMMENCE SUCH AN ACTION FOR SPECIFIC PERFORMANCE WITHIN SUCH NINETY (90) DAY PERIOD SHALL BE DEEMED A WAIVER BY IT OF ITS RIGHT TO COMMENCE AN ACTION FOR SPECIFIC PERFORMANCE. NOTWITHSTANDING THE FOREGOING, THE PROVISIONS OF THIS SECTION 8.2

SHALL NOT APPLY TO ANY INDEMNITY, ATTORNEYS' FEE OR REIMBURSEMENT OF BUYER’S COSTS PURSUANT TO SECTION 2.11 HEREOF PROVISIONS UNDER THIS AGREEMENT.
Buyer's Initials /s/ DW                        Seller's Initials /s/ GKH
8.3 Cross Terminations and Cross Defaults. On the Effective Date, i) Buyer and KBS Legacy Partners Crystal LLC, a Delaware limited liability company, have entered into an Agreement for Purchase and Sale regarding the Crystal Park at Waterford Apartments located in Frederick, Maryland (the “Crystal Purchase Agreement”), ii) Buyer and KBS Legacy Partners Dakota Hill LLC, a Delaware limited liability company, have entered into an Agreement for Purchase and Sale regarding Legacy at Valley Ranch Apartments in Irving, Texas (the “Valley Ranch Purchase Agreement”), and iii) Buyer and KBS Legacy Partners Pikesville LLC, a Delaware limited liability company, have entered into an Agreement for Purchase and Sale regarding the Residence at Waterstone Apartments located in Pikesville, Maryland (the “Waterstone Purchase Agreement”, and collectively with the Valley Ranch Purchase Agreement and the Crystal Purchase Agreement, the “Other Purchase Agreements”). The parties stipulate and agree to the following, provided that Seller may, in its sole discretion, elect to waive the terms of this Section 8.3 and proceed to Closing notwithstanding a termination of any of the Other Purchase Agreements or a default by Buyer under any of the Other Purchase Agreements:

i) A termination of any of the Other Purchase Agreements for any reason prior to the Closing shall constitute a termination of this Agreement. In the event the Buyer is entitled to a return of any portion of the earnest money deposit under the Other Purchase Agreements as a result of the termination, Buyer shall receive a return of the Earnest Money Deposit less the Independent Consideration; and
ii) A default by Buyer under this Agreement shall constitute a default of the same type and manner by Buyer under any of the Other Purchase Agreements which have not closed as of the date of such default. A default by Buyer under any of the Other Purchase Agreements prior to the Closing hereunder shall constitute a default by Buyer of the same type and manner under this Agreement.

REMAINDER OF PAGE IS INTENTIONALLY BLANK.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.
SELLER:

KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc.,
a Maryland corporation, its sole general partner

By: /s/ Guy K. Hays
Name: Guy K. Hays
Title: Executive Vice President

BUYER:

RREF III-P ELITE VENTURE, LLC, a Delaware limited liability
company

By: Elite Street Capital, LLC, a Texas limited liability
company, its Administrative Member

By: /s/ David Whitby
David Whitby,
its Chief Investment Officer

Signature Page to Purchase and Sale Agreement

The undersigned joins in the execution of this Agreement in order to acknowledge its agreement to act as Escrow Agent under the terms of this Agreement.
ESCROW AGENT:

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By:	/s/ John W. Jones

Name:	John W. Jones

Title:	Senior Vice President

Signature Page to Purchase and Sale Agreement

EXHIBIT LIST
A    -    Legal Description of Real Property
B    -    List of Existing Personal Property
C    -    Form of Deed
D    -    Form of Bill of Sale and Assignment
E    -    Form of Assignment and Assumption of Leases
F    -    Form of Assignment and Assumption of Contracts
G    -    Form of Notice to Tenants
H    -    Form of FIRPTA Affidavit
I    -    List of Service Contracts
J    -    Rent Roll
K    -    List of Loan Documents

MIAMI 5541093.3 81569/85358

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY
The land referred to herein is situated in the City of St. Louis, State of Missouri, and is described as follows:

TRACT 1:

Lot 2 of Highlands at Forest Park, a subdivision in the City of St. Louis, Missouri, and being in City Block 4002, according to the plat thereof recorded in Plat Book 74 page 15 of the St. Louis City Records.

TRACT 2:

Lot 5A of the Resubdivision of Lots 4 and 5 of Highlands at Forest Park, according to the plat recorded in Plat Book 74 page 15 and being part of City Block 4002 of the City of St. Louis, according to plat recorded in Plat Book 82 page 22 of the St. Louis City Records.

TRACT 3:

Rights and easements appurtenant to Tracts 1 & 2 pursuant to that certain Declaration of Covenants and Restrictions of The Highlands at Forest Park, recorded in Book 1624M page 1970 and amended by instrument recorded in Book 1671M page 4535, Book 10062004 page 0231, Book 10062004 page 0232 and Book 08292007 page 0206 of the St. Louis City Records.

TRACT 4:

The non-exclusive perpetual easement for pedestrian and vehicular access, ingress, egress and parking purposes created by the Driveway Construction, Maintenance and Easement Agreement by and between WTR Highlands Hotel, LLC, a Missouri limited liability company, The Highlands at Forest Park Owners Association, Inc., a Missouri non-profit corporation acting on behalf of all Owners of Lots within the real property, and Highlands Lofts, LLC, a Missouri limited liability company, dated as of March 28, 2005 and recorded April 6, 2005 in Book 04062005 page 0174 and amended by Book 01162008 page 0025.

Commonly referred to as: 1031 Highlands Plaza Drive W., St. Louis, MO 63110

A-1

EXHIBIT "B"
LIST OF EXISTING PERSONAL PROPERTY

Guest Suite
1 Iron
1 Ironing board
cleaning supplies
1 fabric shower curtain
5 wall décor
1 painting
2 mirrors
2 photos/painting
1 bath mat
1 bath rug
7 bath towels
1 wash cloth tray
7 hand towel
2 bath towels
1 fake plant
10 shower curtain hooks
3 lamps
6 throw pillows
7 regular pillows
1 blanket
1 comforter
4 top sheets
3 trash cans
1 bed skirt
1 dresser
1 night stand
1 jewelry box
1 bedroom chair
2 candle holders
5 vases
2 jars
1 pitcher
3 plants
15 nick-nacks
1 TV
1 TV shelf
2 bar stools
1 sofa
2 sofa throw pillows
1 décor bowl

1 glass coffee table
1 decorative shelf
1 Keurig coffee maker
1 Accent Chair
12 kitchen towels
3 place mats
4 bowls
3 plates
3 small plates
6 glass cups
2 plastic cups
1 wine glass
salt/pepper shakers
2 mixing bowls
6 butter knives
5 big spoons
2 spoons
1 tong
12 forks
1 whisk
1 knife and sharpener
10 cooking spoons/spatulas
1 butcher knife
3 pots
2 pans
1 lid
3 coffee mugs
3 serving trays
2 baskets
2 toasters
1 living room chair
2 remotes
1 remote tray
1 standing clock
1 quickstep vacuum

Leasing Office
2 Laptop Computers
2 Desktop Computers
6 Green office chairs
4 Short white chairs
4 Tall white chairs
2 Tall plants
1 Short plants
2 Green accent chairs

2 Brown round tables
2 Short white file cabinets
7 Trash cans
1 Black "L" shaped granite counter top
2 Short black file cabinets
2 Tall black file cabinets
1 Brown "Half Square" shaped office desk
1 Popcorn Machine
3 Piece Multi-colored orange and dark gray couch with gray 2 ottomans
2 Short white round tables
1 Panasonic Flat Screen TV
1 Decorative Fire Element
4 Wall art
14 Vase/ Vase-Like Pieces
1 Wall cabinet/ six door shelf
3 Glass Jars
1 Microwave
1 Standard Refrigerator
1 Mini-Fridge
3 Small faux grass plants
2 Orange Metal Baskets
6 Bowl-like decorative pieces
1 Metal bowl/basket
3 Office phones
3 Key boxes and 1 small key box
1 "On a Tour" leasing sign
1 Dog Treat Jar
Sugar/ Tea White Jars
4 off-white candles
1 Patio chair with cushion/ small outdoor table
1 Green bowl with decorative balls
1 Small black paper shredder
2 LaserJet Pro 400 Printers

West Bldg. Lobby
11 wall art
2 Short brown end tables with outlets on them
1 Bull dog statue
1 Multi- colored orange and gray couch
3 Large floor plants
2 Blue ottomans
1 Newspaper holder
1 Dog water bowl
1 small mirror
2 red velvet bench seat

3 "Lofts at the Highlands" Mats/ Rugs
3 decorative pieces
1 table lamp
2 round tables
4 Orange Chairs

West 2nd Floor Business Center
2 Computers
1 Green Couch
1 Brown table
2 black stool chairs
3 red velvet chairs
1 computer table
1 Printer

Gym
1 set of free weights up to 65lbs
1 weight bench
2 TV's
1 set of kettle bells 2-30 lbs.
Yoga mats
Medicine balls
1 stair climber
3 bikes
2 treadmills
3 ellipticals
3 leg machines
1 pull down machine
1 bicep machine
1 ab machine
1 back machine
stereo equipment

West Community Room
1 pool table
4 wooden chairs
2 wooden tables
1 TV
1 portrait
1 gas grill
2 umbrellas
1 hot tub
8 wrought iron chairs
2 wrought iron tables

1 microwave
1 mini fridge
2 trash cans
5 pool cues
1 billiard set balls
1 TV remote
1 area rug

East Bldg. Lobby
4 olive/ yellow lounge chairs
1 End table
3 large fake plants
5 large planters
1 Trash can
2 red velvet benches
1 wall mirror

East 2nd Floor WiFi Lounge
2 small glass/ wood table
2 foot stools
3 accent chairs
1 sofa
2 decorative pillows

East Community Room
1 pool table
5 wooden chairs
2 wooden tables
1 tv remote
1 portrait
1 gas grill
1 planter
2 umbrellas
1 hot tub
6 wrought iron chairs
2 wrought iron tables
1 microwave
1 mini fridge
1 trash can
3 pool cues
1 billiard set balls
1 tv remote
1 area rug
3 bar stools

Maintenance Shop
1 Table saw
1 Miter saw
black hawk socket set
Black N Decker corded drill
air compressor
2 keys cutting machines
1 shop vac
1 leaf blower
3 screening tools
1 vacuum pump
1 toilet snake
1 drill auger-missing tip
2 tank R-22
1 freon charging scale
1 red extension cord
1 green cord
1 sump pump
4 ladders, 2 each building
1 scissor lift-east side
3 dollies
2 step ladders
1 bolt cutter
1 tire for cart-located west elevator room
1 blue gator
1 fire safe
1 Pressure washer
2 carpet fans
1 portable A/C
1 Snow Blower
2 Salt spreaders
2 new trash compactors
4 new dumpsters -owned
5 snow shovels
2 laptop computers

All Common Hallways
10 Accent tables
10 lamps
4 Exterior trash cans
2 Mailroom trash cans
36 hallway wall art

EXHIBIT "C"

(Space above reserved for Recorder of Deeds)

Title of Document:    SPECIAL WARRANTY DEED

Date of Document:    _________________, _____

Grantor:    KBS LEGACY PARTNERS LOFTS LLC

Grantor’s Address:

Grantee:    ELITE STREET CAPITAL LOFTS DE, LP
Grantee’s Address:    2000 Bering Drive, Suite 101
Houston, Texas 77057

Legal Description:    See Exhibit A on Page ___.

Reference:

This cover page is attached solely for the purpose of complying with the requirements stated in §§ 59.310.2; 59.313.2 RSMo 2001 of the Missouri Recording Act. The information provided on this cover page shall not be construed as either modifying or supplementing the substantive provisions of the attached document. In the event of a conflict between the provisions of the attached document and the provisions of this cover page, the attached document shall prevail and control.

SPECIAL WARRANTY DEED

This Deed, Made and entered into as of _____________, _____, by and between KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company, whose address is
                                , hereinafter referred to as “Grantor”, and ELITE STREET CAPITAL LOFTS DE, LP, a Delaware limited partnership, whose address is 2000 Bering Drive, Houston, Texas 77057, hereinafter referred to as “Grantee”.

Witnesseth, that Grantor, for and in consideration of the sum of One Dollar ($1.00) and other valuable consideration paid by Grantee, the receipt of which is hereby acknowledged, does by these presents Bargain and Sell, Convey and Confirm unto the Grantee, the following described Real Estate, situated in the City of St. Louis, State of Missouri, to-wit:

See Exhibit A attached hereto on page ____ and incorporated herein by reference.

Together with all of Grantor’s right, title and interest, if any, in and to all abutting roads and rights of way and all reversionary rights therein, and in and to all appurtenant easements.

Subject to all easements, restrictions and rights of way of listed on Exhibit B attached hereto on page ____ and incorporated herein by reference.

To Have and to Hold the same, together with all rights and appurtenances to the same belonging, unto the Grantee, and to heirs and assigns of such Grantee forever.

The said Grantor hereby covenanting that said Grantor and its heirs, executors, administrators and assigns, shall and will Warrant and Defend the title to the premises unto the said Grantee, and to its successors and assigns forever, against the lawful claims of all persons claiming by, through or under Grantor but none other, excepting, however, the general taxes for the calendar year _____ and thereafter, and the special taxes becoming a lien after the date of this deed.

In Witness Whereof, the Grantor has executed this deed as of the day and year first above written.

GRANTOR:

By:	KBS Legacy Partners Properties LLC, a Delaware
limited liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT,
Inc., a Maryland corporation, its sole general partner

By:	___________________________
Name: _____________________
Title: ______________________

GRANTEE:

ELITE STREET CAPITAL LOFTS DE, LP,
a Delaware limited liability company

By:    __________________________
Name: __________________________
Title: ___________________________

Note: St. Louis County requires the Grantee to execute Deeds

A Notary Public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	)
)

COUNTY OF	)

On _______________________ before me, __________________________, a notary public, personally appeared ___________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

_______________________________ (Seal)
Signature of Notary

[INSERT NOTARY FOR GRANTEE]

EXHIBIT A
LEGAL DESCRIPTION
The land referred to herein is situated in the City of St. Louis, State of Missouri, and is described as follows:

TRACT 1:

Lot 2 of Highlands at Forest Park, a subdivision in the City of St. Louis, Missouri, and being in City Block 4002, according to the plat thereof recorded in Plat Book 74 page 15 of the St. Louis City Records.

TRACT 2:

Lot 5A of the Resubdivision of Lots 4 and 5 of Highlands at Forest Park, according to the plat recorded in Plat Book 74 page 15 and being part of City Block 4002 of the City of St. Louis, according to plat recorded in Plat Book 82 page 22 of the St. Louis City Records.

TRACT 3:

Rights and easements appurtenant to Tracts 1 & 2 pursuant to that certain Declaration of Covenants and Restrictions of The Highlands at Forest Park, recorded in Book 1624M page 1970 and amended by instrument recorded in Book 1671M page 4535, Book 10062004 page 0231, Book 10062004 page 0232 and Book 08292007 page 0206 of the St. Louis City Records.

TRACT 4:

The non-exclusive perpetual easement for pedestrian and vehicular access, ingress, egress and parking purposes created by the Driveway Construction, Maintenance and Easement Agreement by and between WTR Highlands Hotel, LLC, a Missouri limited liability company, The Highlands at Forest Park Owners Association, Inc., a Missouri non-profit corporation acting on behalf of all Owners of Lots within the real property, and Highlands Lofts, LLC, a Missouri limited liability company, dated as of March 28, 2005 and recorded April 6, 2005 in Book 04062005 page 0174 and amended by Book 01162008 page 0025.

Commonly referred to as: 1031 Highlands Plaza Drive W., St. Louis, MO 63110

EXHIBIT “D”
BILL OF SALE AND ASSIGNMENT
For valuable consideration, receipt of which is hereby acknowledged, KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company ("Seller"), sells, conveys, and assigns to ELITE STREET CAPITAL LOFTS DE, LP, a Delaware limited partnership ("Buyer"), with no representation or warranty of any kind or nature whatsoever, and at no cost, expense or liability to Seller, all of Seller’s right, title and interest in and to the following:
1)    All improvements and fixtures presently located on the improved real property located at 1031 Highlands Plaza Drive W., St. Louis, MO 63110, as more particularly described on Exhibit "A" attached hereto (the "Real Property"), 200 apartment units, plus amenities, all other buildings and structures presently located on the Real Property, all apparatus, equipment, goods, inventory, machinery, fittings, furniture, furnishings and appliances used in connection with the operation or occupancy thereof, such as heating and air conditioning and mechanical systems and facilities used to provide any utility or fire safety services, parking services, refrigeration, ventilation, trash disposal, recreation or other services thereto (collectively, the "Improvements");
2)    The personal property more particularly described on Exhibit "B" attached hereto [ update to Closing Date] (collectively, the "Personal Property"); and
3)    To the extent such is assignable, all rights, warranties, guaranties, utility contracts, permits and approvals (governmental or otherwise), certificates of occupancy, intangible personal property owned and used by Seller in connection with the Property, including all freely assignable telephone numbers, and rights to use marketing artwork (including photographs) associated with the Improvements, surveys, plans, specifications, drawings, renderings and trade names (other than the names KBS Legacy Partners Lofts LLC, Legacy Partners Residential, Inc., Legacy Partners, LLC, Legacy Partners, Inc. or derivatives thereof containing the word "Legacy", KBS Legacy Partners Properties LLC, KBS Legacy Partners Limited Partnership, and KBS Legacy Partners Apartment REIT) used in connection with the or primarily related to the Real Property or the Improvements (collectively, the "Intangible Property"). Buyer hereby acknowledges and agrees that Seller may continue to use images and photographs of the Real Property and the Improvements to the extent such are in the possession of Seller or its affiliates prior to the date of this Bill of Sale and Assignment. The Improvements, the Personal Property and the Intangible Property are collectively referred to herein as the "Assets".
Seller agrees that Seller will, at the written request of Buyer, from time to time, execute and deliver to Buyer, at no cost or expense to Seller, all other and further instruments necessary to vest in Buyer any of Seller’s right, title and interest in or to any of the Assets.
This Bill of Sale and Assignment has been executed and delivered in connection with that certain Agreement for Purchase and Sale dated as of August __, 2017, by and between Seller and Buyer, as successor in interest by assignment from RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company (as amended and assigned, the "Purchase Agreement"). This Bill of Sale and Assignment shall be effective upon the occurrence of the Closing as such term is defined in the Purchase Agreement.

D-1

IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the ____ day of ____________, 20__.
SELLER:

KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT,
Inc., a Maryland corporation, its sole
general partner

By: __________________________
Name: ___________________
Title: ____________________

D-2

EXHIBIT "E"
ASSIGNMENT AND ASSUMPTION OF LEASES
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this "Assignment") is made and entered into as of this ____ day of _______, 20__, by and between KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company ("Assignor"), and ELITE STREET CAPITAL LOFTS DE, LP, a Delaware limited partnership ("Assignee"), with reference to the following:
RECITALS:
WHEREAS, Assignor is the landlord under the leases described on Exhibit "A" attached hereto (the "Leases") which relate to portions of the real property commonly known as the Lofts at the Highlands Apartments located at 1031 Highlands Plaza Drive W., St. Louis, Missouri 63110, as more particularly described on Exhibit "B" attached hereto (the "Property"); and
WHEREAS, pursuant to that certain Agreement for Purchase and Sale between Assignor and Assignee, as successor in interest by assignment from RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company, dated as of __________, 2017 (as amended and assigned, the "Purchase Agreement"), Assignor has agreed to assign and Assignee has agreed to assume, without representation or warranty of any kind or nature whatsoever, express or implied, except as expressly contained in the Purchase Agreement, and at no additional cost or expense to Assignor, the Leases. Assignee has further agreed to assume the liability for the Security Deposits (defined in paragraph 2 below).
NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.    This Assignment shall be effective for all purposes as of the date that the Closing occurs pursuant to and as defined in the Purchase Agreement (the "Effective Date").
2.    Assignor does hereby sell, assign, transfer, convey, set over and deliver to Assignee, without representation or warranty of any kind or nature whatsoever, express or implied all of Assignor’s right, title and interest in and to the Leases and all security deposits owing to tenants under the Leases (including any pet deposits, or similar fees) (the "Security Deposits").
3.    Assignee assumes from and after the Effective Date all of Assignor’s obligations as landlord under the Leases accruing from and after the Effective Date, but not otherwise, and with respect to the Security Deposits given to Assignor by tenants under the Leases and transferred by Assignor to Assignee hereunder, regardless of when accrued.
4.    If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Assignment or for damages by reason of any alleged breach of this Assignment or for a

E-1

declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and court costs incurred.
5.    This Assignment (a) shall be binding on, and inure to the benefit of the parties hereto, and their successors in interest and assigns, (b) shall be governed by and construed in accordance with the laws of the State of Missouri, and (c) may be executed in several counterparts, all of which taken together shall be deemed the original.
6.    Assignor agrees that Assignor will, at the written request of Assignee and at no cost, expense or liability to Assignor, execute and deliver to Assignee all other and further instruments necessary to vest in Assignee any of Assignor’s right, title and interest in or to any of the Leases.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the Effective Date.
ASSIGNOR:

KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT,
Inc., a Maryland corporation, its sole
general partner

By: __________________________
Name: ___________________
Title: ____________________

ASSIGNEE:

[INSERT SIGNATURE BLOCK]

E-2

EXHIBIT "F"
ASSIGNMENT AND ASSUMPTION OF CONTRACTS
THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is made and entered into as of this ____ day of _______, 20__, by and between KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company ("Assignor"), and ELITE STREET CAPITAL LOFTS DE, LP, a Delaware limited partnership ("Assignee"), with reference to the following:
RECITALS:
WHEREAS, Assignor is a party to each of those agreements, documents or contracts described on Exhibit "A" attached hereto (collectively, the "Contracts") which relate to that certain improved real property commonly known as the Lofts at the Highlands Apartments located at 1031 Highlands Plaza Drive W., St. Louis, Missouri 63110 as more particularly described on Exhibit "B" attached hereto (the "Property"); and
WHEREAS, pursuant to that certain Agreement for Purchase and Sale between Assignor and Assignee, as successor in interest by assignment from RREF III-P ELITE VENTURE, LLC, a Delaware limited liability company, dated as of __________, 2017 (as amended and assigned the "Purchase Agreement"), Assignor has agreed to assign and Assignee has agreed to assume, without representation or warranty of any kind or nature whatsoever and at no additional cost or expense to Assignor, the Contracts.
NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:
1.    This Assignment shall be effective for all purposes as of the date that the Closing occurs pursuant to and as defined in the Purchase Agreement (the "Effective Date").
2.    Assignor does hereby sell, assign, transfer, convey, set over and deliver to Assignee, without representation or warranty of any kind or nature whatsoever, express or implied and at no additional cost or expense to Assignor, all of Assignor’s right, title and interest in and to the Contracts. Assignee hereby understands and agrees that some or all of the Contracts may be terminable upon such assignment or assignable only upon obtaining the appropriate consent of the other party to the Contracts.
3.    Assignee hereby assumes as of and from the Effective Date all of Assignor’s obligations, covenants and duties under the Contracts accruing from and after the Effective Date and agrees to fully perform, observe, satisfy and discharge all of the terms, conditions, obligations and restrictions thereunder accruing from and after the Effective Date.

F-1

4.    If Assignor or Assignee is required to employ counsel to enforce any of the terms of this Assignment or for damages by reason of any alleged breach of this Assignment or for a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and court costs incurred.
5.    This Assignment (a) shall be binding on, and inure to the benefit of the parties hereto, and their successors in interest and assigns, (b) shall be governed by and construed in accordance with the laws of the State of Missouri, and (c) may be executed in several counterparts, all of which taken together shall be deemed the original.
6.    Assignor agrees that Assignor will, at the written request of Assignee and at no cost, expense or liability to Assignor, execute and deliver to Assignee all other and further instruments necessary to vest in Assignee any of Assignor’s right, title and interest in or to any of the Contracts.
IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the Effective Date.
ASSIGNOR:
KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT,
Inc., a Maryland corporation, its sole
general partner

By: __________________________
Name: ___________________
Title: ____________________

ASSIGNEE:

[INSERT SIGNATURE BLOCK]

F-2

EXHIBIT "G"

[FORM OF]

NOTICE TO TENANTS
_____________, 2017

To:	All Tenants of the Lofts at the Highlands Apartments (the “Property”)
Dear Tenants:
You are hereby notified that, as of the date of this letter, KBS Legacy Partners Lofts LLC, a Delaware limited liability company (“Landlord”), has sold and conveyed the Property to Elite Street Capital Lofts DE, LP, a Delaware limited partnership (the “New Landlord”). Landlord has also assigned, and New Landlord has assumed, all rights and interest in your lease of space within the Property, and has received the unapplied portion of your security and/or other refundable deposits.
From and after the date of this letter, all rent and other sums payable under your lease shall be paid to “______________” at the following address or such address as New Landlord may hereafter designate: _______________________, ____________________, _________________.

In addition, any questions, concerns or other communications regarding your lease or your security and/or other refundable deposits should be directed to the New Landlord’s attention as follows: 2000 Bering Drive, Suite 101, Houston, Texas 77057; (832) 767-0567.

Thank you for your cooperation during this transition.

KBS LEGACY PARTNERS LOFTS LLC, a Delaware limited liability company

By:	KBS Legacy Partners Properties LLC, a Delaware limited
liability company, its sole member

By:	KBS Legacy Partners Limited Partnership, a
Delaware limited partnership, its sole member

By:	KBS Legacy Partners Apartment REIT, Inc., a
Maryland corporation, its sole general partner

By: __________________________
Name: ___________________
Title: ____________________

G-1

EXHIBIT "H"
FIRPTA AFFIDAVIT
Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. KBS Legacy Partners Limited Partnership, a Delaware limited partnership (“Transferor”), is the owner of a disregarded entity, KBS Legacy Partners Lofts LLC, a Delaware limited liability company, which disregarded entity holds certain interests in certain real property located in the City of St. Louis, St. Louis County, Missouri (the “Property”). To inform Elite Street Capital Lofts DE, LP, a Delaware limited liability company (“Transferee”), the transferee of the Property, that withholding of tax is not required upon the disposition of such U.S. real property interest by Transferor, the undersigned hereby certifies the following on behalf of Transferor:
1.    Transferor is not a foreign corporation, foreign partnership, foreign limited liability company, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.    Transferor’s U.S. employer or tax identification number is ___________;
3.    Transferor is not a disregarded entity as defined in §1.1445‑2(b)(2)(iii) of the Code; and
4.    Transferor’s office address is c/o KBS Realty, 800 Newport Center Drive, Suite 700, Newport Beach, CA 92660.
5.    Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could result in punishment by fine, imprisonment, or both.
6.    Under penalty of perjury, the undersigned declares that it has examined this affidavit and, to the best of its knowledge and belief, it is true, correct and complete, and the undersigned further declares that the person signing below has the authority to sign this document on behalf of Transferor.
TRANSFEROR:
KBS LEGACY PARTNERS LIMITED
PARTNERSHIP, a Delaware limited partnership

By:	KBS Legacy Partners Apartment REIT, Inc., a
Maryland corporation, its sole general partner

By: ______________________________
Name: ________________________
Title: _________________________

H-1

EXHIBIT "I"
LIST OF SERVICE CONTRACTS
Vendor    Type of Service

Vendor	Type of Service
1.    Wellbeats

2.    Tech Electronics

3.    Shred-It (2 large bins)

4.    St. Louis Mat Company

5.    Armstrong Landscape Maintenance Inc.

6.    CoStar Group

7.    Accord Building Services

8.    Ambius

9.    Da-Com

10.    American Burglary and Fire, Inc.

11.    ForRent.com

12.    Aramark

13.    Progressive Waste

14.    Indatus

15.    Simplex Grinnell

16.    Midwest Elevator

17.    Wiegmann Associates

18.    One Source

19.    Highlands at Forest Park– HOA Agreement

20.    RentPath Network

21.    Blue Chip Extermination

On Demand Fitness Classes

Fire/Alarm System Monitoring

Commercial Shredding Service

Floor/Door Mat Cleaning Service

Landscaping

Apartment Publication/Online Listing

Common Area / Office Cleaning Service

Interior Plant Maintenance

Copier Agreement

Alarm System Services

Apartment Publication/Online Listing

Coffee Station/Filtered water service

Trash Collection Service

Answering Service

Fire Alarm Testing/Inspection

Elevator Preventative Maintenance Agreement

Quarterly HVAC Mechanical Services

Fitness Center Water Cooler

Bi-Annual HOA Fee

Apartment Publication/Online Listing

Extermination Service

I-1

EXHIBIT "J"

RENT ROLL
[ATTACHED]

J-1

Page 1

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (211´2)

As Of = 08/24/2017

Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice/Vacant Residents													
101E	lhb2	1,349.00	t0102905	Phillip Simon	1,580.00	rent	1,650.00	0.00	0.00	09/11/2013	01/10/2014		330.00
						water	13.50						
						sewer	13.50						
						garbage	8.00						
						cam	5.00						
						Total	1,690.00						
101W	lhc1	1,508.00	VACANT	VACANT	1,651.00		0.00	0.00	0.00				0.00
						Total	0.00						
102E	lhc1	1,508.00	t0269140	Afsheen Sherwani	1,726.00	rent	1,505.00	895.00	0.00	01/02/2017	04/01/2018		0.00
						petrent	35.00						
						parking	75.00						
						water	45.00						
						petdep	35.00						
						Total	1,695.00						
102W	lhb2	1,349.00	t0114952	Amit Noheria	1,580.00	rent	1,694.00	0.00	0.00	06/25/2015	06/19/2018		0.00
						parking	75.00						
						water	40.00						
						Total	1,809.00						
103E	lha1	863.00	t0102844	Guest Suite Suite	1,229.00		0.00	0.00	0.00	04/01/2013	03/31/2014		-700.00
						Total	0.00						
103W	lha2	1,018.00	t0127667	Carol Grady	1,436.00	rent	1,494.00	500.00	0.00	08/04/2017	08/03/2018		0.00
						storage	25.00						
						conc	12.50						
						parking	75.00						
						water	30.00						
						Total	1,636.50						
104E	lha2	1,018.00	t0255421	Elizabeth Poznanski	1,436.00	rent	1,174.00	0.00	0.00	03/19/2016	06/18/2018		0.00
						water	30.00						
						parking	75.00						
						Total	1,279.00						
104W	lha1	863.00	t0110291	Terry Carson	1,229.00	rent	1,160.00	350.00	0.00	11/14/2014	10/24/2017		-6.00

Thursday, August 24, 2017
08:44 PM

Page 2

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						water	30.00						
						storage	17.00						
						Total	1,282.00						
105E	lha1	863.00	t0120405	James Boukas	1,229.00	rent	1,187.00	0.00	0.00	06/01/2016	05/31/2018		0.00
						parking	75.00						
						water	30.00						
						Total	1,292.00						
105W	lha2	1,018.00	t0288064	Kashyap Bhatt	1,436.00	rent	1,579.00	500.00	0.00	07/26/2017	07/25/2018		-105.00
						parking	75.00						
						water	30.00						
						Total	1,684.00						
106E	lha2	1,018.00	t0126019	Nilsa Scott	1,436.00	rent	1,464.00	500.00	0.00	06/20/2017	06/19/2018		0.00
						water	30.00						
						parking	75.00						
						Total	1,569.00						
106W	lha1	863.00	t1007618	Chad Larkowski	1,304.00	rent	1,580.00	500.00	0.00	11/12/2016	09/11/2017		0.00
						parking	75.00						
						storage	35.00						
						water	30.00						
						Total	1,720.00						
107E	lhb1	1,291.00	t0122570	Pamela Johnson	1,530.00	water	40.00	650.00	0.00	09/12/2016	09/11/2017		0.00
						petrent	35.00						
						rent	1,495.00						
						Total	1,570.00						
107W	lhc2	1,540.00	t0124300	Margo Mason	1,701.00	water	45.00	150.00	0.00	11/01/2016	10/31/2017	10/31/2017	181.78
						petrent	35.00						
						parking	75.00						
						rent	1,745.00						
						Total	1,900.00						
108E	lhc2	1,540.00	t0126515	VIP Corporate	1,701.00	rent	2,614.00	0.00	0.00	06/02/2017	09/01/2017	10/02/2017	0.00
						parking	75.00						

Thursday, August 24, 2017
08:44 PM

Page 3

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						parking	75.00						
						water	45.00						
						Total	**2,884.00**						
108W	lhb1	1,291.00	t0123182	Zhengwei Li	1,530.00	rent	1,718.00	500.00	0.00	08/05/2016	02/04/2018		0.00
						parking	75.00						
						water	40.00						
						Total	**1,833.00**						
109E	lhb1	1,291.00	t0111982	Sunil Chiluvuri	1,530.00	rent	1,573.00	350.00	0.00	01/24/2015	02/23/2018		0.00
						parking	75.00						
						parking	75.00						
						water	40.00						
						Total	**1,763.00**						
109W	lhb5	1,457.00	t0112354	Sallie Ervin	1,661.00	rent	1,678.00	350.00	0.00	02/07/2015	08/07/2018		124.00
						parking	75.00						
						water	40.00						
						storage	35.00						
						storage	35.00						
						storage	35.00						
						storage	35.00						
						conc	-35.00						
						Total	**1,898.00**						
110E	lhb4	1,455.00	t0127712	John Berkery	1,615.00	rent	1,607.00	500.00	0.00	08/17/2017	11/16/2018		0.00
						parking	75.00						
						water	40.00						
						Total	**1,722.00**						
110W	lhb1	1,291.00	t1008835	Lauren Morris	1,530.00	rent	1,765.00	150.00	0.00	02/25/2017	09/24/2017	09/24/2017	0.00
						water	40.00						
						petrent	35.00						
						Total	**1,840.00**						
111E	lhb1	1,291.00	t0102883	Mid America Transplant	1,530.00	rent	1,486.12	0.00	0.00	11/01/2013	10/31/2017		0.00
						parking	68.70						
						parking	66.00						

Thursday, August 24, 2017
08:44 PM

Page 4

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (2'112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	66.00						
						storage	35.00						
						storage	35.00						
						sewer	12.23						
						water	12.23						
						garbage	8.26						
						cam	5.62						
						Total	1,795.16						
111W	lhc2	1,540.00	t0282024	Alexandria Buettner	1,701.00	rent	1,628.00	0.00	0.00	07/06/2017	10/05/2018		0.00
						water	40.00						
						petrent	35.00						
						petrent	35.00						
						parking	75.00						
						keys	75.00						
						Total	1,888.00						
112E	lhb5	1,457.00	t0102884	Mid America Transplant	1,661.00	rent	1,736.88	0.00	0.00	11/01/2013	10/31/2017		0.00
						garage	68.70						
						sewer	12.23						
						water	12.23						
						garbage	8.26						
						cam	5.62						
						Total	1,843.92						
112W	lhb1	1,291.00	VACANT	VACANT	1,530.00		0.00	0.00	0.00				0.00
						Total	0.00						
113E	lhb1	1,291.00	t0102910	Mid America Transplant	1,530.00	rent	1,486.07	0.00	0.00	11/01/2013	10/31/2017		0.00
						garage	68.60						
						water	12.23						
						sewer	12.23						
						garbage	8.26						
						cam	5.62						
						Total	1,593.01						
113W	lha2	1,018.00	t0124675	Anthony Dulle	1,436.00	rent	1,252.00	0.00	0.00	03/01/2017	02/28/2018		0.00
						water	30.00						
						parking	75.00						

Thursday, August 24, 2017
08:44 PM

Page 5

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						storage	25.00						
						storage	25.00						
						conc	-25.00						
						Total	**1,382.00**						
114E	lhc2	1,540.00	t0102885	Mid America Transplant	1,701.00	rent	1,842.48	0.00	0.00	11/01/2013	10/31/2017		0.00
						garage	66.00						
						sewer	14.43						
						water	14.43						
						garbage	8.26						
						cam	5.62						
						Total	**1,951.22**						
114W	lhb1	1,291.00	t0125569	Cheryl Grosche	1,530.00	rent	1,615.00	500.00	0.00	03/27/2017	04/26/2018		0.00
						parking	75.00						
						water	30.00						
						Total	**1,720.00**						
115E	lha1	863.00	t0102915	Mid America Transplant	1,229.00	rent	1,252.87	0.00	0.00	11/01/2013	10/31/2017		0.00
						garage	66.00						
						garbage	8.26						
						water	7.83						
						sewer	7.83						
						cam	5.62						
						Total	**1,348.41**						
115W	lha2	1,018.00	t0103818	VIP Corporate Housing	1,436.00	rent	1,365.00	0.00	0.00	05/06/2014	06/26/2018		0.00
						parking	75.00						
						water	30.00						
						Total	**1,470.00**						
116E	lha2	1,018.00	t0102886	Mid America Transplant	1,436.00	rent	1,327.68	0.00	0.00	11/01/2013	10/31/2017		0.00
						garbage	8.26						
						sewer	7.83						
						water	7.83						
						cam	5.62						
						Total	**1,357.22**						
116W	lha1	863.00	t0288843	Renee Genova	1,229.00	storage	25.00	500.00	0.00	07/25/2017	07/24/2018		0.00

Thursday, August 24, 2017
08:44 PM

Page 6

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						water	30.00						
						rent	1,409.00						
						storage	25.00						
						Total	1,564.00						
117E	lha1	863.00	t0102892	Mid America Transplant	1,229.00	rent	1,252.87	0.00	0.00	11/01/2013	10/31/2017		0.00
						garbage	8.26						
						water	7.83						
						sewer	7.83						
						cam	5.62						
						Total	1,282.41						
117W	lhc1	1,508.00	t1006914	Gena Pineda	1,651.00	rent	1,903.00	650.00	0.00	04/07/2017	12/06/2017		0.00
						water	45.00						
						Total	1,948.00						
118E	lha2	1,018.00	t0102911	Mid America Transplant	1,436.00	rent	1,327.68	0.00	0.00	11/01/2013	10/31/2017		0.00
						garbage	8.26						
						water	7.83						
						sewer	7.83						
						cam	5.62						
						Total	1,357.22						
118W	lha1	863.00	t0103769	VIP Corporate Housing	1,229.00	rent	1,289.00	0.00	0.00	04/25/2014	04/17/2018		0.00
						parking	75.00						
						parking	75.00						
						water	30.00						
						Total	1,469.00						
119E	lhb2	1,349.00	t0102893	Mid America Transplant	1,580.00	rent	1,538.87	0.00	0.00	11/01/2013	10/31/2017		0.00
						sewer	12.23						
						water	12.23						
						garbage	8.26						
						cam	5.62						
						Total	1,577.21						
120E	lhc1	1,508.00	t0102914	Mid America Transplant	1,651.00	rent	1,798.48	0.00	0.00	11/01/2013	10/31/2017		0.00
						water	14.43						

Thursday, August 24, 2017
08:44 PM

Page 7

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						sewer	14.43						
						garbage	8.26						
						cam	5.62						
						Total	**1,841.22**						
120W	lhb2	1,349.00	t0118618	Ivan Petkov	1,655.00	rent	1,628.00	0.00	0.00	02/11/2016	05/10/2018		0.00
						water	40.00						
						Total	**1,668.00**						
201E	lhb2	1,349.00	t0104507	Neil Anderson	1,580.00	rent	1,777.00	300.00	0.00	06/21/2014	06/19/2018		0.00
						parking	75.00						
						water	40.00						
						petrent	35.00						
						petrent	35.00						
						Total	**1,962.00**						
201W	lhc1	1,508.00	t0290078	Juliet Iwelunmor-Ezepue	1,651.00	rent	2,104.00	0.00	0.00	08/10/2017	11/09/2017		0.00
						parking	75.00						
						parking	75.00						
						water	45.00						
						Total	**2,299.00**						
202E	lhc1	1,508.00	t0007813	Stephanie Lieber	1,651.00	rent	1,544.00	650.00	0.00	12/10/2016	12/09/2017		45.31
						water	45.00						
						petrent	35.00						
						parking	75.00						
						parking	75.00						
						Total	**1,774.00**						
202W	lhb2	1,349.00	t0113974	Ramith Unnikrishnan	1,580.00	rent	1,712.00	0.00	0.00	06/22/2015	06/19/2018		0.00
						parking	75.00						
						parking	75.00						
						water	40.00						
						Total	**1,902.00**						
203E	lha1	863.00	t0103770	VIP Corporate Housing	1,229.00	rent	1,289.00	0.00	0.00	04/25/2014	04/17/2018		-119.36
						parking	75.00						
						water	30.00						
						Total	**1,394.00**						

Thursday, August 24, 2017
08:44 PM

Page 8

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
203W	lha2	1,018.00	t0120341	VIP Corporate Housing	1,436.00	water	30.00	0.00	0.00	04/22/2016	07/21/2017		0.00
						parking	75.00						
						rent	1,335.00						
						mtom	250.00						
						Total	1,690.00						
204E	lha2	1,018.00	t0102597	David Obedin	1,436.00	rent	1,380.00	300.00	0.00	01/25/2012	03/27/2018		0.00
						parking	75.00						
						water	25.00						
						parking	75.00						
						parking	-75.00						
						petrent	-35.00						
						petrent	35.00						
						Total	1,480.00						
204W	lha1	863.00	t0123423	Tyler Gans	1,229.00	parking	75.00	500.00	0.00	09/17/2016	09/16/2017		0.00
						water	30.00						
						rent	1,253.00						
						Total	1,358.00						
205E	lha1	863.00	t0120034	Nicholas Evers	1,229.00	rent	1,135.00	0.00	0.00	03/01/2016	02/28/2018		0.00
						parking	75.00						
						petrent	35.00						
						petrent	35.00						
						petrent	35.00						
						water	30.00						
						Total	1,345.00						
205W	lha2	1,018.00	t0103707	Adam French	1,456.00	rent	1,407.00	0.00	0.00	05/15/2014	05/15/2018		0.00
						water	30.00						
						parking	25.00						
						storage	25.00						
						storage	25.00						
						Total	1,512.00						
206E	lha2	1,018.00	t0125759	Karlene Hart	1,456.00	rent	1,364.00	0.00	0.00	03/21/2017	04/20/2018		0.00
						water	30.00						
						parking	75.00						

Thursday, August 24, 2017
08:44 PM

Page 9

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						Total	1,544.00						
206W	lha1	863.00	t0119985	Brian McFarland	1,229.00	rent	1,259.00	0.00	0.00	02/10/2016	08/09/2017	08/31/2017	0.00
						water	30.00						
						Total	1,289.00						
207E	lhb1	1,291.00	t0118842	Lauren Krause	1,530.00	rent	1,569.00	300.00	0.00	12/04/2015	01/03/2018		0.00
						parking	75.00						
						water	40.00						
						parking	75.00						
						Total	1,759.00						
207W	lhc2	1,540.00	VACANT	VACANT	1,701.00		0.00	0.00	0.00				0.00
						Total	0.00						
208E	lhc2	1,540.00	t0282958	Joshua Persinger	1,701.00	rent	1,660.00	500.00	0.00	05/20/2017	07/19/2018		0.00
						water	45.00						
						parking	75.00						
						Total	1,780.00						
208W	lhb1	1,291.00	VACANT	VACANT	1,530.00		0.00	0.00	0.00				0.00
						Total	0.00						
209E	lhb3	1,442.00	t0122748	Sunie Lasky	1,625.00	water	40.00	500.00	0.00	08/13/2016	11/12/2017		0.00
						parking	75.00						
						rent	1,782.00						
						Total	1,897.00						
209W	lhb5	1,457.00	t0104001	Gary Gunter	1,661.00	rent	1,869.00	350.00	0.00	06/02/2014	06/05/2018		4.17
						parking	75.00						
						water	40.00						
						Total	1,984.00						
210E	lhb5	1,457.00	t0288036	Xizi Yu	1,661.00	rent	1,542.00	500.00	0.00	08/05/2017	08/04/2018	10/12/2017	-0.04
						water	40.00						
						Total	1,582.00						
210W	lhb3	1,442.00	t0120726	Gregory Marley	1,625.00	rent	1,658.00	500.00	0.00	06/10/2016	06/09/2018		0.00

Thursday, August 24, 2017
08:44 PM

Page 10

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						water	40.00						
						Total	1,773.00						
211E	lhb3	1,442.00	VACANT	VACANT	1,625.00		0.00	0.00	0.00				0.00
						Total	0.00						
211W	lhb5	1,457.00	t1007110	Morris Kahn	1,661.00	rent	1,505.00	500.00	0.00	10/26/2016	01/25/2018		0.00
						water	40.00						
						parking	75.00						
						Total	1,620.00						
212E	lhb5	1,457.00	t0110721	Zahir Ali	1,661.00	rent	1,546.00	0.00	0.00	11/13/2014	02/06/2018		0.00
						parking	75.00						
						water	40.00						
						storage	25.00						
						Total	1,686.00						
212W	lhb3	1,442.00	t1006351	Jennifer Powers	1,625.00	petrent	35.00	650.00	0.00	08/27/2016	08/26/2017		0.00
						parking	75.00						
						water	40.00						
						rent	1,718.00						
						Total	1,868.00						
213E	lhb1	1,291.00	t1005990	Anthony Rivera	1,530.00	rent	1,628.00	500.00	0.00	07/14/2016	05/13/2018		0.00
						parking	75.00						
						water	40.00						
						Total	1,743.00						
213W	lhc2	1,540.00	t0126632	Emily Gipson	1,701.00	rent	1,815.00	500.00	0.00	05/19/2017	05/18/2018		0.00
						storage	25.00						
						storage	25.00						
						storage	25.00						
						parking	75.00						
						parking	75.00						
						water	45.00						
						conc	-12.50						
						conc	-12.50						
						conc	-12.50						

Thursday, August 24, 2017
08:44 PM

Page 11

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	2,047.50						
214E	lhc2	1,540.00	VACANT	VACANT	1,701.00		0.00	0.00	0.00				0.00
						Total	0.00						
214W	lhb1	1,291.00	t0102570	Kelli Westra	1,530.00	water	35.00	0.00	0.00	09/24/2011	09/18/2017	10/22/2017	-3.17
						rent	1,666.00						
						Total	1,701.00						
215E	lha1	863.00	VACANT	VACANT	1,229.00		0.00	0.00	0.00				0.00
						Total	0.00						
215W	lha2	1,018.00	t0281478	Alan Gonzalez Zapata	1,456.00	rent	1,424.00	500.00	0.00	06/21/2017	06/20/2018		-0.34
						parking	75.00						
						water	30.00						
						Total	1,529.00						
216E	lha2	1,018.00	t0120127	Richmond Coburn	1,456.00	rent	1,277.00	0.00	0.00	02/19/2016	05/18/2018		0.00
						water	30.00						
						Total	1,307.00						
216W	lha1	863.00	t0125477	Oakwood Corporate	1,229.00	rent	1,182.00	0.00	0.00	02/23/2017	08/22/2017	09/30/2017	0.00
						water	30.00						
						parking	75.00						
						mtom	250.00						
						Total	1,537.00						
217E	lha1	863.00	t0250302	Vaishnavi Manimanna Sankarlal	1,229.00	rent	1,208.00	350.00	0.00	12/19/2015	03/18/2018		0.00
						water	30.00						
						Total	1,238.00						
217W	lha2	1,018.00	t0248991	Michelle Kadonsky	1,436.00	rent	1,184.00	350.00	0.00	12/15/2015	03/14/2018		50.00
						parking	75.00						
						water	30.00						
						Total	1,289.00						
218E	lha2	1,018.00	t0103819	VIP Corporate Housing	1,456.00	rent	1,414.00	0.00	0.00	05/07/2014	06/02/2017	08/28/2017	0.00
						parking	75.00						
						water	30.00						

Thursday, August 24, 2017
08:44 PM

Page 12

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
							250.00						
						mtom	1,769.00						
						Total							
218W	lha1	863.00	t0125478	Oakwood Corporate	1,229.00	rent	1,404.00	0.00	0.00	02/23/2017	12/22/2017		-41.55
						parking	75.00						
						water	30.00						
						Total	1,509.00						
219E	lhb2	1,349.00	t0126421	Owais Bhatti	1,580.00	rent	1,744.00	500.00	0.00	06/22/2017	06/21/2018		0.00
						storage	25.00						
						water	40.00						
						conc	-12.50						
						Total	1,796.50						
219W	lhc1	1,508.00	t0127308	Nicholas Mann	1,651.00	rent	1,636.00	500.00	0.00	07/29/2017	08/28/2018		0.00
						water	45.00						
						parking	75.00						
						petrent	35.00						
						Total	1,791.00						
220E	lhc1	1,508.00	t0290722	Xuanrui Xu	1,651.00	rent	1,623.00	500.00	0.00	08/19/2017	08/18/2018		0.00
						water	45.00						
						Total	1,668.00						
220W	lhb2	1,349.00	t0121260	Rendai Li	1,580.00	rent	1,970.00	500.00	0.00	07/09/2016	12/08/2017		0.00
						parking	75.00						
						parking	75.00						
						water	40.00						
						storage	25.00						
						Total	2,185.00						
301E	lhb2	1,349.00	t0008352	Colleen Conti	1,580.00	rent	1,640.00	100.00	0.00	02/01/2017	02/28/2018		0.00
						water	40.00						
						parking	75.00						
						Total	1,655.00						
301W	lhc1	1,508.00	t0117068	Robert Sitton	1,651.00	rent	1,592.00	0.00	0.00	09/04/2015	09/04/2017		0.00
						parking	75.00						
						water	45.00						

Thursday, August 24, 2017
08:44 PM

Page 13

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,712.00						
302E	lhc1	1,508.00	t0116411	John Keller	1,651.00	rent	1,671.00	350.00	0.00	08/07/2015	02/07/2018		0.00
						parking	75.00						
						parking	75.00						
						water	45.00						
						Total	1,866.00						
302W	lhb2	1,349.00	t0111983	Walter Gribben	1,580.00	rent	1,614.00	0.00	0.00	03/17/2015	07/12/2018		0.00
						parking	75.00						
						water	40.00						
						conc	-25.00						
						parking	75.00						
						Total	1,779.00						
303E	lha1	863.00	t0127488	Preferred Corporate Housing	1,229.00	rent	1,480.00	0.00	0.00	07/17/2017	02/16/2018		-61.29
						water	30.00						
						Total	1,510.00						
303W	lha2	1,018.00	VACANT	VACANT	1,436.00		0.00	0.00	0.00				0.00
						Total	0.00						
304E	lha2	1,018.00	t1007948	Timothy Convy	1,436.00	rent	1,145.00	500.00	0.00	12/15/2016	01/14/2018		0.00
						parking	75.00						
						water	30.00						
						Total	1,250.00						
304W	lha1	863.00	t0125645	Eric Ellis	1,229.00	rent	1,351.00	500.00	0.00	03/18/2017	09/17/2017	09/17/2017	0.00
						water	30.00						
						Total	1,381.00						
305E	lha1	863.00	t1010446	Joyce Chastain	1,229.00	rent	1,209.00	500.00	0.00	08/10/2017	09/09/2018		0.00
						water	30.00						
						Total	1,239.00						
305W	lha2	1,018.00	t0113567	Linda Lebovitz	1,456.00	rent	1,413.00	650.00	0.00	06/05/2015	09/05/2017		0.00
						parking	75.00						
						water	30.00						
						petrent	35.00						

Thursday, August 24, 2017
08:44 PM

Page 14

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,553.00						
306E	lha2	1,018.00	t0115722	Deepali Sen	1,456.00	rent	1,340.00	350.00	0.00	08/04/2015	07/31/2018		0.00
						parking	75.00						
						water	30.00						
						Total	1,445.00						
306W	lha1	863.00	t0123475	Anthony Thomas	1,229.00	rent	1,198.00	650.00	0.00	10/29/2016	11/28/2017		0.00
						petrent	35.00						
						water	30.00						
						Total	1,263.00						
307E	lhb1	1,291.00	t0263541	Sara Robertson	1,530.00	water	40.00	500.00	0.00	08/05/2016	11/04/2017		0.00
						rent	1,495.00						
						parking	75.00						
						Total	1,610.00						
307W	lhc2	1,540.00	t1007958	David Corwin	1,701.00	rent	1,538.00	100.00	0.00	02/07/2017	03/06/2018		0.00
						water	45.00						
						parking	75.00						
						Total	1,658.00						
308E	lhc2	1,540.00	t0119745	Cedric Nold	1,701.00	rent	1,965.00	500.00	0.00	03/01/2016	05/31/2018		-14.68
						parking	75.00						
						water	45.00						
						Total	2,085.00						
308W	lhb1	1,291.00	t0102457	Herman Reid	1,530.00	rent	1,662.00	300.00	0.00	10/22/2010	04/26/2018		0.00
						garage	50.00						
						garage	50.00						
						water	40.00						
						petrent	25.00						
						Total	1,827.00						
309E	lhb3	1,442.00	t1006941	Jarryd Powell	1,625.00	garage	75.00	650.00	0.00	09/08/2016	09/07/2017	09/07/2017	0.00
						rent	1,629.00						
						water	40.00						
						petrent	35.00						
						parking	75.00						

Thursday, August 24, 2017
08:44 PM

Page 15

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,854.00						
309W	lhb5	1,457.00	t0287855	Lindsey Lootens	1,661.00	rent	1,518.00	500.00	0.00	07/28/2017	07/27/2018		0.00
						water	40.00						
						rent	1,518.00						
						Total	3,076.00						
310E	lhb5	1,457.00	t0281906	Matthew Reasor	1,661.00	rent	1,661.00	500.00	0.00	05/20/2017	05/19/2018		0.00
						parking	75.00						
						water	40.00						
						storage	25.00						
						storage	25.00						
						conc	-12.50						
						conc	-12.50						
						Total	1,801.00						
310W	lhb3	1,442.00	t0102846	Ron Barlow	1,625.00	rent	1,912.00	350.00	0.00	06/01/2013	06/26/2018		75.00
						garage	75.00						
						water	40.00						
						Total	2,027.00						
311E	lhb3	1,442.00	t0123029	Martha O'Connell	1,625.00	water	40.00	650.00	0.00	09/10/2016	09/09/2017	09/09/2017	0.00
						parking	75.00						
						petrent	35.00						
						rent	1,718.00						
						Total	1,868.00						
311W	lhb5	1,457.00	VACANT	VACANT	1,661.00		0.00	0.00	0.00				0.00
						Total	0.00						
312E	lhb6	1,659.00	t1004623	Caroline Duvall	1,815.00	rent	1,813.00	500.00	150.00	01/08/2016	01/07/2018		0.00
						parking	75.00						
						parking	75.00						
						water	40.00						
						petrent	35.00						
						Total	2,038.00						
312W	lhb3	1,442.00	t0120110	Kevin Donnelly	1,625.00	rent	1,810.00	150.00	0.00	02/18/2016	02/17/2018		0.00
						parking	75.00						

Thursday, August 24, 2017
08:44 PM

Page 16

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						water	40.00						
						petrent	35.00						
						Total	2,035.00						
313E	lhb1	1,291.00	t0122820	Shiragi Patel	1,530.00	rent	2,034.00	500.00	0.00	07/14/2016	12/13/2017		0.00
						parking	75.00						
						water	40.00						
						Total	2,149.00						
313W	lhc2	1,540.00	t0114310	Maria Cadiz	1,701.00	rent	2,205.00	350.00	0.00	07/10/2015	07/03/2018		0.00
						parking	75.00						
						parking	75.00						
						parking	75.00						
						water	45.00						
						Total	2,475.00						
314E	lhb5	1,457.00	VACANT	VACANT	1,686.00		0.00	0.00	0.00				0.00
						Total	0.00						
314W	lhb1	1,291.00	t0289066	Alexis Bumby	1,530.00	rent	1,440.00	0.00	0.00	08/10/2017	08/09/2018		0.00
						parking	75.00						
						parking	75.00						
						water	40.00						
						Total	1,630.00						
315E	lha1	863.00	VACANT	VACANT	1,229.00		0.00	0.00	0.00				0.00
						Total	0.00						
315W	lha2	1,018.00	t0107142	Elliot Merin	1,456.00	rent	1,409.00	350.00	0.00	07/28/2014	05/24/2018		0.00
						water	30.00						
						parking	75.00						
						Total	1,514.00						
316E	lhc2	1,540.00	t0111724	Oscar Dominguez	1,701.00	rent	1,957.00	0.00	0.00	01/16/2015	06/19/2018		0.00
						parking	75.00						
						water	45.00						
						parking	75.00						
						conc	-55.00						

Thursday, August 24, 2017
08:44 PM

Page 21

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						petrent	35.00						
						storage	35.00						
						parking	75.00						
						conc	-40.00						
						Total	**2,058.00**						
410E	lhb5	1,457.00	t0126929	James Watson	1,661.00	rent	1,727.00	0.00	0.00	07/06/2017	10/05/2018		0.00
						parking	75.00						
						parking	75.00						
						water	40.00						
						Total	**1,917.00**						
410W	lhb3	1,442.00	t0005100	Botao Chen	1,625.00	rent	1,644.00	0.00	0.00	05/01/2016	06/04/2018		0.00
						water	40.00						
						Total	**1,684.00**						
411E	lhb3	1,442.00	t0261198	Luis Miguel Flores Shaadi	1,625.00	water	40.00	0.00	0.00	07/28/2016	08/27/2017		0.00
						rent	1,556.00						
						parking	75.00						
						Total	**1,671.00**						
411W	lhb5	1,457.00	t0268422	Elizabeth Rush	1,661.00	rent	1,576.00	500.00	0.00	09/02/2016	01/01/2018		0.00
						parking	75.00						
						water	40.00						
						storage	25.00						
						Total	**1,716.00**						
412E	lhb5	1,457.00	t0126789	Rhonda Mays	1,661.00	rent	1,713.00	0.00	0.00	05/30/2017	05/29/2018		-35.00
						storage	25.00						
						conc	-12.50						
						parking	75.00						
						parking	75.00						
						water	40.00						
						storage	25.00						
						Total	**1,940.50**						
412W	lhb3	1,442.00	t0276581	Richard Mansfield	1,625.00	rent	1,651.00	500.00	0.00	05/03/2017	06/02/2018		0.00
						water	40.00						
						parking	75.00						

Thursday, August 24, 2017
08:44 PM

Page 22

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						Total	1,841.00						
413E	lhb1	1,291.00	t0122569	Kamrey McNutt	1,530.00	water	40.00	500.00	0.00	08/01/2016	10/31/2017	10/31/2017	0.00
						rent	1,495.00						
						Total	1,535.00						
413W	lhc2	1,540.00	t0102733	Baijayanta Maiti	1,701 00	rent	2,055.00	0.00	0.00	07/19/2012	06/30/2018		0.00
						water	45.00						
						parking	75.00						
						conc	-75.00						
						Total	2,100.00						
414E	lhc2	1,540.00	t0103533	Tom Finan	1,701.00	rent	2,012.00	150.00	0.00	04/11/2014	08/03/2018		50.00
						water	45.00						
						petrent	35.00						
						parking	75.00						
						conc	-75.00						
						parking	75.00						
						conc	-75.00						
						Total	2,092.00						
414W	lhb1	1,291.00	t0127618	Switch Place Corporate Housing	1,530.00	rent	2,355.00	0.00	0.00	07/26/2017	10/25/2017		-2,566.32
						petrent	35.00						
						parking	150.00						
						water	40.00						
						Total	2,580.00						
415E	lha1	863.00	t0123145	Bo Zhao	1,229.00	water	30.00	0.00	0.00	08/04/2016	09/03/2017		0.00
						rent	1,257.00						
						parking	75.00						
						Total	1,362.00						
415W	lha2	1,018.00	t0120021	VIP Corporate Housing	1,456.00	rent	1,158.00	0.00	0.00	04/15/2016	04/14/2018		0.00
						parking	75.00						
						water	30.00						
						damage	1,593.70						
						Total	2,856.70						

Thursday, August 24, 2017
08:44 PM

Page 23

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
416E	lha2	1,018.00	t0270984	Ethan Garner	1,456.00	rent	1,321.00	0.00	0.00	12/27/2016	12/26/2017		0.00
						parking	75.00						
						water	30.00						
						Total	**1,426.00**						
416W	lha1	863.00	t0112298	Junqiu Zhang	1,229.00	rent	1,186.00	350.00	0.00	02/06/2015	02/01/2018		0.00
						water	30.00						
						Total	**1,216.00**						
417E	lha1	863.00	t0114883	Raj Bant	1,229.00	rent	1,365.00	0.00	0.00	07/10/2015	07/10/2018		0.00
						parking	75.00						
						water	30.00						
						Total	**1,470.00**						
417W	lha2	1,018.00	t0123195	Jason Joshua	1,436.00	rent	1,406.00	150.00	0.00	09/07/2016	10/06/2017		0.00
						water	30.00						
						petrent	35.00						
						Total	**1,471.00**						
418E	lha2	1,018.00	t0125346	VIP Corporate Housing	1,436.00	rent	1,413.00	0.00	0.00	04/14/2017	08/15/2018		0.00
						parking	75.00						
						water	30.00						
						Total	**1,518.00**						
418W	lha1	863.00	t0123476	Greg McGowen	1,229.00	rent	1,207.00	500.00	0.00	09/23/2016	09/22/2017	09/22/2017	0.00
						water	30.00						
						Total	**1,237.00**						
419E	lhb2	1,349.00	t1009047	Ryan Kunjal	1,580.00	rent	1,509.00	500.00	0.00	07/08/2017	07/07/2018		0.00
						parking	75.00						
						water	40.00						
						Total	**1,624.00**						
419W	lhc1	1,508.00	t0103340	Brooke Bricker	1,651.00	rent	1,984.00	650.00	0.00	03/21/2014	09/11/2017		0.00
						parking	75.00						
						water	45.00						
						petrent	35.00						
						Total	**2,139.00**						

Thursday, August 24, 2017
08:44 PM

Page 24

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
420E	lhc1	1,508.00	t0124933	Kenya Cutchin	1,651.00	parking	75.00	100.00	0.00	01/21/2017	02/20/2018		0.00
						water	45.00						
						rent	1,488.00						
						storage	25.00						
						conc	-12 50						
						Total	1,620.50						
420W	lhb2	1,349.00	t0104997	Nishath Quader	1,580.00	rent	1,724.00	0.00	0.00	07/01/2014	06/26/2018		-844.21
						parking	75.00						
						water	40.00						
						Total	1,839.00						
501E	lhb2	1,349.00	t0124234	Joseph Unser	1,580.00	rent	1,484.00	500.00	0.00	11/11/2016	12/10/2017		0.00
						water	40.00						
						parking	75.00						
						Total	1,599.00						
501W	lhc1	1,508.00	t0102620	Robert Rifkin	1,651.00	rent	2,003.00	350.00	0.00	07/10/2012	01/01/2018		0.00
						storage	70.00						
						garage	50.00						
						water	45.00						
						Total	2,168.00						
502E	lhc1	1,508.00	t0112228	Olga Green	1,651.00	rent	1,965.00	300.00	0.00	02/01/2015	06/30/2018		0.00
						parking	75.00						
						parking	75.00						
						parking	75.00						
						water	45.00						
						petrent	35.00						
						storage	25.00						
						conc	-25.00						
						Total	2,270.00						
502W	lhb2	1,349.00	t0290200	Junho Kim	1,580.00	water	40.00	1,608.00	0.00	07/25/2017	07/25/2018		0.00
						rent	1,608.00						
						Total	1,648.00						
503E	lha1	863.00	t0256090	Lauren Palmier	1,229.00	rent	1,248.00	150.00	0.00	03/19/2016	03/18/2018		0.00
						parking	75.00						

Thursday, August 24, 2017
08:44 PM

Page 25

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						petrent	35.00						
						water	30.00						
						Total	1,368.00						
503W	lha2	1,018.00	t0105202	Drake Poeschl	1,436.00	rent	1,737.00	0.00	0.00	06/27/2014	09/19/2017		0.00
						parking	75.00						
						water	30.00						
						Total	1,842.00						
504E	lha2	1,018.00	VACANT	VACANT	1,436.00		0.00	0.00	0.00				0.00
						Total	0.00						
504W	lha1	863.00	t0126725	Jose Mathews	1,229.00	rent	1,237.00	500.00	0.00	05/25/2017	05/24/2018		0.00
						water	30.00						
						parking	75.00						
						petrent	35.00						
						Total	1,377.00						
505E	lha1	863.00	t0250019	Calvin Stuart	1,229.00	rent	1,255.00	100.00	0.00	12/02/2015	03/01/2018		0.00
						parking	75.00						
						water	30.00						
						Total	1,360.00						
505W	lha2	1,018.00	t0113879	Daniel Lee	1,456.00	rent	1,464.00	0.00	0.00	06/05/2015	09/05/2017		0.00
						parking	75.00						
						water	30.00						
						parking	75.00						
						Total	1,644.00						
506E	lha2	1,018.00	t0106644	Robyn Hadley	1,456.00	rent	1,404.00	0.00	0.00	08/01/2014	07/26/2018		0.00
						parking	75.00						
						water	30.00						
						Total	1,509.00						
506W	lha1	863.00	t0122560	Emily Camacho	1,229.00	rent	1,363.00	150.00	0.00	07/15/2016	08/14/2018		0.00
						petrent	35.00						
						water	30.00						
						storage	25.00						
						Total	1,453.00						

Thursday, August 24, 2017
08:44 PM

Page 26

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
507E	lhb1	1,291.00	t0278723	Derek Dai	1,530.00	rent	1,429.00	500.00	0.00	04/07/2017	06/06/2018		0.00
						water	40.00						
						petrent	35.00						
						Total	1,504.00						
507W	lhc2	1,540.00	VACANT	VACANT	1,701.00		0.00	0.00	0.00				0.00
						Total	0.00						
508E	lhc2	1,540.00	t0010226	Jad Tabbara	1,701.00	rent	1,802.00	500.00	0.00	07/28/2017	05/27/2018		0.00
						water	45.00						
						Total	1,847.00						
508W	lhb1	1,291.00	t0256924	Alexander Myong	1,530.00	rent	1,501.00	500.00	0.00	05/01/2016	04/30/2018		0.00
						water	40.00						
						Total	1,541.00						
509E	lhb3	1,442.00	t0102964	Peter Liszewski	1,625.00	rent	1,936.00	0.00	0.00	02/27/2014	10/23/2017		-104.14
						parking	75.00						
						water	40.00						
						Total	2,051.00						
509W	lhb5	1,457.00	t0279386	Jacqueline Schechter	1,661.00	rent	1,597.00	650.00	0.00	05/06/2017	06/05/2018		0.00
						water	40.00						
						parking	75.00						
						petrent	35.00						
						Total	1,747.00						
510E	lhb5	1,457.00	t0259189	Bahaa Bedair	1,661.00	rent	1,885.00	0.00	0.00	05/14/2016	08/13/2018		0.00
						water	40.00						
						Total	1,925.00						
510W	lhb3	1,442.00	t0008882	Divya Mallela	1,625.00	water	40.00	500.00	0.00	05/01/2017	04/30/2018		0.00
						rent	1,550.00						
						Total	1,590.00						
511E	lhb3	1,442.00	t0124040	Johnathan Dierking	1,625.00	water	40.00	500.00	0.00	10/14/2016	12/13/2017		0.00
						parking	75.00						
						rent	1,512.00						

Thursday, August 24, 2017
08:44 PM

Page 27

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						Total	1,827.00						
511W	lhb5	1,457.00	t0279346	Michael Gearhart	1,661.00	rent	1,706.00	500.00	0.00	06/27/2017	06/26/2018		0.00
						water	40.00						
						parking	75.00						
						Total	1,821.00						
512E	lhb5	1,457.00	t0261684	Ryan Hehner	1,661.00	rent	1,747.00	500.00	0.00	07/25/2016	07/24/2018		0.00
						parking	75.00						
						water	40.00						
						Total	1,862.00						
512W	lhb3	1,442.00	tl007512	Jenna Pickhardt	1,625.00	water	40.00	500.00	0.00	10/20/2016	10/19/2017		0.00
						rent	1,580.00						
						petrent	35.00						
						parking	75.00						
						Total	1,730.00						
513E	lhb1	1,291.00	tl005026	Ashley Harris	1,530.00	water	40.00	150.00	0.00	07/30/2016	08/29/2017		2.13
						parking	75.00						
						parking	75.00						
						rent	1,575.00						
						petrent	35.00						
						Total	1,800.00						
513W	lhc2	1,540.00	VACANT	VACANT	1,701.00		0.00	0.00	0.00				0.00
						Total	0.00						
514E	lhc2	1,540.00	t0126849	Preferred Corporate Housing	1,726.00	parking	75.00	0.00	0.00	07/31/2017	07/24/2018		0.00
						parking	75.00						
						water	45.00						
						rent	1,913.00						
						Total	2,108.00						
514W	lhb1	1,291.00	t0118847	VIP Corporate Housing	1,530.00	rent	1,398.00	0.00	0.00	12/09/2015	06/08/2017	09/02/2017	0.00
						parking	75.00						
						water	40.00						
						mtom	250.00						
						Total	1,763.00						

Thursday, August 24, 2017
08:44 PM

Page 28

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
515E	lha1	863.00	VACANT	VACANT	1,229.00		0.00	0.00	0.00				0.00
						Total	0.00						
515W	lha2	1,018.00	t1004478	Chen Qiu	1,456.00	rent	1,294.00	350.00	0.00	10/24/2015	04/23/2018		0.00
						parking	75.00						
						water	30.00						
						Total	1,399.00						
516E	lha2	1,018.00	t1008430	Andrew Arnett	1,456.00	rent	1,247.00	500.00	0.00	02/25/2017	02/24/2018		0.00
						parking	75.00						
						water	30.00						
						Total	1,352.00						
516W	lha1	863.00	t0271852	Sandesh Reddy Mamidi	1,229.00	rent	1,165.00	500.00	0.00	10/24/2016	12/23/2017		0.00
						water	30.00						
						Total	1,195.00						
517E	lha1	863.00	t0124257	Eyosiyas Tadesse	1,229.00	rent	1,163.00	500.00	0.00	12/27/2016	01/26/2018		0.00
						water	30.00						
						Total	1,193.00						
517W	lha2	1,018.00	t0120294	Arielle Bodine	1,436.00	rent	1,186.00	0.00	0.00	05/05/2016	08/04/2018		10.47
						parking	75.00						
						water	30.00						
						parking	75.00						
						Total	1,366.00						
518E	lha2	1,018.00	t0246939	Carl Kittle	1,436.00	rent	1,247.00	100.00	0.00	11/06/2015	10/05/2017		0.00
						parking	75.00						
						parking	75.00						
						water	30.00						
						Total	1,427.00						
518W	lha1	863.00	t0106190	Juan Munoz	1,229.00	rent	1,247.00	0.00	0.00	10/16/2014	10/09/2017	10/09/2017	0.00
						water	30.00						
						Total	1,277.00						
519E	lhb2	1,349.00	t0124121	Deb Graslaub	1,580.00	rent	1,547.00	500.00	0.00	12/28/2016	01/27/2018		0.00

Thursday, August 24, 2017
08:44 PM

Page 29

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
						parking	75.00						
						water	40.00						
						Total	**1,862.00**						
519W	lhc1	1,508.00	t0124843	Daniel Fernandez	1,651.00	rent	1,594.00	0.00	0.00	02/01/2017	04/30/2018		0.00
						water	45.00						
						parking	75.00						
						parking	75.00						
						Total	**1,789.00**						
520E	lhc1	1,508.00	tl009043	Alexandra Miller	1,651.00	rent	1,640.00	500.00	0.00	07/22/2017	07/21/2018		30.48
						water	45.00						
						Total	**1,685.00**						
520W	lhb2	1,349.00	t0122374	Rodrigo Volpato	1,560.00	rent	1,646.00	150.00	0.00	07/14/2016	08/13/2018		-6.71
						water	40.00						
						petrent	35.00						
						petrent	35.00						
						Total	**1,756.00**						
Future Residents/Applicants													
207W	lhc2	1,540.00	t0290859	Craig Brannam	1,701.00		0.00	0.00	0.00	08/26/2017	11/25/2017		0.00
						Total	**0.00**						
211E	lhb3	1,442.00	tl010462	Manish Oza	1,625.00		0.00	0.00	0.00	08/26/2017	09/25/2018		50.00
						Total	**0.00**						
214E	lhc2	1,540.00	t0291780	Alan Sax	1,701.00		0.00	0.00	0.00	09/01/2017	09/30/2018		0.00
						Total	**0.00**						
311E	lhb3	1,442.00	t0127962	Sunil Chiluvuri	1,625.00		0.00	0.00	0.00	09/22/2017	09/21/2018		0.00
						Total	**0.00**						
311W	lhb5	1,457.00	t0292253	david spicuzza	1,661.00		0.00	0.00	0.00	09/01/2017	09/30/2018		0.00
						Total	**0.00**						
314E	lhb5	1,457.00	t0127882	Xizi Yu	1,686.00		0.00	0.00	0.00	09/05/2017	09/04/2018		50.00
						Total	**0.00**						

Thursday, August 24, 2017
08:44 PM

Page 30

Rent Roll with Lease Charges

Lofts at the Highlands 94517 (21112)
As Of = 08/24/2017
Month Year = 08/2017

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Charge Code	Amount	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
317E	lha1	863.00	t0126766	David Weigley	1,229.00		0.00	0.00	0.00	10/14/2017	08/20/2018		0.00
						Total	0.00						
504E	lha2	1,018.00	t0279076	Yuchen He	1,436.00		0.00	0.00	0.00	08/26/2017	08/25/2018		0.00
						Total	0.00						
		Total		Lofts at the Highlands 94517(21112)	301,883.00		312,384.70	52,403.00	150.00				-4,109.80

Summary Groups	Square Footage	Market Rent	Lease Charges	Security Deposit	Other Deposits	# Of Units	% Unit Occupancy	% Sqft Occupied	Balance
Current/Notice/Vacant Residents	246,576.00	301,883.00	312,364.70	52,403.00	150.00	200.00	92.00	91.67	-4,209.80
Future Residents/Applicants	10,759.00	12,664.00	0.00	0.00	0.00	8 00			100.00
Occupied Units	226,054.00	277,307.00				184	92.00	91.67	
Total Non Rev Units	0.00	0.00				0	0.00	0.00	
Total Vacant Units	20,522.00	24,576.00				16	8.00	8.32	
Totals:	246,576.00	301,883.00	312,384.70	52,403.00	150.00	200	100.00	100.00	-4,109.80

Summary of Charges by Charge Code
(Current/Notice Residents Only)

Charge Code	Amount
rent	287,002.0 0
water	6,437.60
sewer	122.80
garbage	90.60
cam	61.20
petrent	1,530.00
parking	12,675.70
petdep	35.00
storage	1,052.00
conc	-600.00
keys	75.00
garage	709.30
mtom	1,500.00
damage	1,673.70
Total	312,364.7 0

Thursday, August 24, 2017
08:44 PM

EXHIBIT “K”
LIST OF LOAN DOCUMENTS

1.
Modification/Release and Assumption Agreement dated as of February 25, 2014 by and among Prior Owner, Seller, Lender and HUD and recorded as Instrument No. 02262014-0145 in the Office of the Recorder of Deeds of the City of St. Louis, Missouri;

2.	Allonge to Note (Multistate) dated as of February 25, 2014 executed by Seller;

3.	Deed of Trust Note (Multistate) dated as of July 1, 2012 in the principal amount of $32,539,400 executed by Prior Owner in favor of Lender;

4.
Multifamily Deed of Trust, Security Agreement, Assignment of Rents, and Fixture Filing (Missouri) dated as of July 1, 2012 executed by Prior Owner for the benefit of Lender and recorded as Instrument No. 072722012-0081 on July 27, 2012 in the Office of the Recorder of Deeds of the City of St. Louis, Missouri;

5.
Regulatory Agreement for Multi-Family Projects dated as of July 1, 2012 executed by Balke Brown Associates, Prior Owner and HUD and recorded as Instrument No. 07272012-0082 on July 27, 2012 in the Office of the Recorder of Deeds of the City of St. Louis, Missouri;

6.	Agreement and Certification - HUD 93305M dated as of July 27, 2012 executed by Prior Owner, Lender and HUD;

7.
UCC Financing Statement (Form UCC-1) recorded in the Office of the Recorder of Deeds of the City of St. Louis, Missouri as Document No. 07272012-0083 on July 27, 2012 naming Lender as secured party, as amended; and

8.	UCC Financing Statement (Form UCC-1) filed on March 5, 2014 as Document No. 2014 0851980 with the Delaware Department of State.

K-1